                                                                    EXHIBIT 10.3

                                  OFFICE LEASE
                            ECHELON BUILDINGS I & II

This is a Lease Agreement made and entered into between Glenn K. & Elsie K. Jackson DBA: Echelon Buildings I & II, as "Lessor", and Deja News, Inc., as "Lessee", whether one or more.

1.1. THE LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the "Leased Premises" which consists of "Lessee's Office Space" and "Common Areas" as defined below.

(a) Lessee's Office Space. "Lessee's Office Space", to which Lessee shall have exclusive use rights, consists of suite(s) 350, representing the office space outlined and shaded on the floor plan contained in Exhibit A. Such space is located in the building on a tract of land, legally described by lot and block or metes and bounds in Exhibit B. The street address of the building is 9430 Research Blvd., Austin, Texas 78759.

(b) Common Areas. The "common area", to which Lessee shall have non-exclusive use rights, consists of (1) the interior common area located in the above described building, i.e., areas normally accessible to tenants such as the hallways, stairwells, elevators, lobby, restrooms, and snack bar areas, and (2) the exterior common area located outside the building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any), subject to paragraph 10.1 on parking.

1.2. USE. Lessee's office space may be used only for general office. The name of Lessee's business will be Deja News, Inc. and Global Track.

1.3. USABLE AREA. Lessee's "usable area" is approximately 5,777 square feet. It is the office space outlined and shaded in Exhibit A. Such area is measured from the interior of the exterior walls and the exterior glass lines of the building to the middle of the remaining perimeter walls of the office space. This is in accordance with the BOMA International Standard of Floor Measurement.

1.4. RENTABLE AREA. Lessee's "rentable area" is approximately 6,701 square feet, that being 7% of the building's total rentable area. It consists of Lessee's "usable area" as defined above, plus Lessee's pro rata share of the building common areas as set forth below. The common area "add on" factor is 16% of Lessee's usable area. Building common areas are defined as all corridors, restrooms, snack bars, building equipment rooms, telephone closets, janitor closets, enclosed lobby, entrance areas, and other public areas in the building, excluding elevator shafts, stairwells, vertical chases, and enclosed parking areas. This is in accordance with the BOMA International Standard of Floor Measurement.


                                     Page 1
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

2.1. BASE RENT AND ADDITIONAL RENTS WITH EXPENSE STOP. Lessee shall pay to Lessor a "base rent" of $123,968.50 per calendar year, which amounts to $10,330.71 per calendar month. Such base rent is equivalent to $18.50 per square foot per year for Lessee's rentable area. The base rent is subject to adjustment as provided in paragraph 32.1. Commencing January 1, 1998 additional rent (representing Lessee's pro rata share of building operating expenses over the Base Year 1997 expense stop) shall be paid in accordance with paragraph 32.1. Building operating expenses up to such expense stop amount shall be paid by Lessor. Base rent is subject to the annual base rent increase referred to in paragraph 32.2.

3.1. DATE AND PLACE OF PAYMENT. The monthly rent and, at Lessor's option, one-twelfth of Lessee's share of estimated building operating expenses under paragraph 32.1 (i.e., expenses in excess of the expense stop) shall be due on the first day of each calendar month without demand. Partial months shall be prorated. All rent and other sums are due in the county where the building is located at the address designated by Lessor from time to time. All sums due by Lessee are without right of setoff or deduction. Monies mailed are considered timely paid only if received by Lessor by the due date; however rents postmarked one or more days before due date and received after the due date shall be considered as timely received by Lessor. Rent and late payment charges shall be paid without notice or demand. All other sums shall be due upon delivery of written notice in accordance with paragraph 29.1.

3.2. LATE PAYMENTS. If any rent payment or other sum due by Lessee to Lessor is received and accepted by Lessor later than 10 days after its due date, Lessee shall pay a late charge of 5% of such rent payment or other sum plus 1% thereof for each day thereafter (for up to 15 days) until such rent or other sum is paid. Lessor's acceptance of late rent or other sum shall not constitute permission for Lessee to pay the rent or other sum late thereafter and shall not constitute a waiver of Lessor's remedies for subsequent late payments. Late payment charges are due immediately upon notice or demand. All payments shall be by check or money order on a local bank, not cash. For each returned check, Lessee shall pay all applicable bank charges incurred by Lessor plus $25.00. Payments of any kind received by Lessor on behalf of Lessee may be applied at Lessor's option to nonrent items first, then to rent. Payment of rent by Lessee shall be an independent covenant. If Lessee has not timely paid rentals and other sums due on two or more occasions, or if a check from Lessee is returned for insufficient funds or no account, Lessor may for the next 12 months require that all rent and other sums due be paid by cashier's check, certified check, or money order, without prior notice.


                                     Page 2
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

3.3. SECURITY DEPOSIT. At the time of execution of this lease, Lessee shall deposit with Lessor $20,661.42 cash to secure performance of Lessee's obligations under this lease. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. Lessee shall immediately restore the security deposit to its original amount after any portion of it is applied to amounts due and unpaid by Lessee.

4.1. TERM, COMMENCEMENT, AND ANNIVERSARY. The initial lease term shall be for 60 full calendar months from commencement date, plus the remainder of the last month. The lease commencement date shall be the 1st day of March, 1997 or the date Lessee occupies all or any part of Lessee's office space, whichever occurs first. The annual anniversary date of this lease shall be the first day of the first full month following commencement of the lease, unless the lease commencement date is the first day of the month. The date rent commences shall be the same day as the above lease commencement date, subject to paragraph 4.3 and Exhibit E.

4.2. ACKNOWLEDGMENT OF LEASE. Upon commencement of this lease, Lessor and Lessee shall execute a recordable acknowledgment of this lease which is attached as Exhibit D and which will confirm the commencement date, ending date, annual anniversary date of the lease, and square footage in Lessee's office space.

4.3. DELIVERY OF POSSESSION. Lessor shall deliver keys and possession of Lessee's office space to Lessee on the lease commencement date stated in paragraph 4.1 unless otherwise agreed in writing by the parties. Lessee shall not be liable for rent until Lessor delivers possession of the leased premises to Lessee. If there is a delay in delivery of possession, rent shall be abated until Lessee's office space is ready for occupancy; and neither Lessor nor Lessor's agents shall otherwise be liable for any damages; and the lease shall not terminate, subject to Exhibit E.

5.1. TENANT FINISH-OUT. Lessor shall provide building finish-out allowance of $10.00 per rentable square foot of leased premises. Terms and conditions shall be as set out in Exhibit E.

6.1. QUIET POSSESSION. If Lessee is current and in compliance with all of Lessee's obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of Lessee's office space, subject to the terms and conditions of this lease. Lessee shall have access to the common parking areas at all times, subject to the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the building comply with building rules. Otherwise, failure of other tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor.


                                     Page 3
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

7.1. UTILITIES AND SERVICES BY LESSOR. Except where otherwise stated in this lease, Lessor shall pay for and furnish in a timely and diligent manner to Lessee the following utilities and services and no others, subject to paragraph
32.1 regarding Lessee's payment of Lessee's pro rata share of building operating expenses.

(a) air conditioning and heating as reasonably required for comfortable use and occupancy under normal office conditions from 8:00 a.m. to 6:00 p.m. on Monday through Friday and from 9:00 a.m. to 1:00 p.m. on Saturday (but not on New Year's Day, President's Day, Memorial Day, July 4th, Veteran's Day, Labor Day, Thanksgiving or Christmas and after 12:00 p.m. on Christmas Eve and New Year's Eve) so long as these times and dates comply with present and future governmental laws or guidelines, including utilities such as electricity, gas, and water necessary for operation of same;

(b)   water and waste water services for common areas;

(c)   janitorial and cleaning services, as needed, for the building;

(d)   electricity for standard office equipment and lighting;

(e)   trash collection services (dumpster or garbage cans);

(f)   pest control services as needed in the reasonable judgment of Lessor;

(g)   landscaping and parking lot maintenance services;

(h)   repair and maintenance services pursuant to paragraph 8.1;

(i)   elevator service.

7.2. UTILITIES AND SERVICES BY LESSEE. Lessee shall pay for all utilities and services not expressly furnished by Lessor under paragraph 7.1. Lessor reserves the right to submeter electricity and/or water to monitor consumption by Lessee.

7.3. INTERRUPTION OF UTILITIES OR SERVICES. Temporary interruption or malfunction of utilities, services, and/or telephones shall not render Lessor liable for damages, rent abatements, or release of any Lessee obligation. Lessor shall use diligent efforts to have such utilities and services restored as soon as reasonably possible.

7.4. EXTRA ELECTRICITY. There shall be no extra electricity charges for typewriters, word processors, dictating equipment, adding machines, desk top calculators, lamps, or other standard 110 volt office equipment. However, Lessee shall pay Lessor monthly, as billed, for charges which are separately metered for electricity utilized by


                                     Page 4
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

Lessee for the following purposes: x-ray machines, hot plates, electric heaters, 220 volt equipment, computers (other than desktop, servers or word processor computers used during the normal course of business by onsite employees), or other electrical service not standard for the building. Lessee shall pay Lessor, as billed, for utilties which are sub-metered for electrical power supplied to serve equipment located in the machine room, as shown in Exhibit A and seperate air conditioning unit servicing such room.

7.5. EXTRA HEATING OR AIR CONDITIONING. If Lessee requests air conditioning or heating after the hours as set forth in paragraph 7.1(a), Lessor may charge an hourly fee equal to estimated electrical consumption and reasonable wear and tear as agreed upon by the parties, but in no event to exceed $5.00 per hour. Or such amount, not to exceed $5.00 per hour, shall be calculated, at Lessee's discretion by a qualified licensed engineer agreeable to the parties and paid by Lessee for such services.

8.1. MAINTENANCE AND REPAIRS. Lessor shall use diligence to provide for the reasonable cleaning, maintenance, repair, reconnection of interrupted utilities or services, and landscaping of common areas, subject to any reimbursement obligations of Lessee. Lessor may rekey at any time and shall supply Lessee with replacement keys at such time. Lessor may temporarily close any part of the common facilities if reasonably necessary for repairs or construction. Repairs and maintenance shall be in accordance with applicable governmental requirements.

8.2. REPAIRS. Except for customary cleaning and trash removal provided by Lessor under paragraph 7.1, and light bulbs, ballasts, and plumbing repairs to Lessor supplied fixtures, and damage covered under paragraph 16.1, Lessee shall keep its Leased Premises in good and sanitary condition, working order and repair (including without limitation, carpet, wall-covering, doors, alterations and improvements whether installed by Lessor or Lessee). In the event that any repairs, maintenance or replacements are required of Lessee hereunder, Lessee shall promptly arrange for the same either through Lessor for such reasonable charges as Lessor may from time to time establish, or such contractors as Lessor generally uses at the Property or such other contractors as Lessor shall first approve in writing, and in a first class, workmanlike manner approved by Lessor in advance in writing. If Lessee does not promptly make such arrangements, Lessor may, but need not, make such repairs, maintenance and replacements, and the costs paid or incurred by Lessor therefor shall be reimbursed by Lessee promptly after request by Lessor. Lessee shall indemnify Lessor and pay for any repairs, maintenance


                                     Page 5
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
and replacements to areas of the Property outside the Premises, caused, in whole or in part, as a result of moving any furniture, fixtures, or other property to or from the Premises, by Lessee or its employees, agents, contractors, or visitors, but not to include Lessor's employees, agents or contractors (notwithstanding anything to the contrary contained in this Lease). If Lessee's workmen or contractors are permitted to repair, alter, or modify Lessee's office space, Lessee shall warrant that no mechanic or materialman's lien shall be filed against the leased premises. All such work shall be in accordance with applicable governmental requirements.

8.3. TELECOMMUNICATIONS EQUIPMENT. All telecommunications equipment necessary to serve Lessee shall be located in Lessee's office space and paid for by Lessee, or, at Lessor's option and at Lessee's expense, in a lockable enclosure in a common area location designated by Lessor.

9.1. ACCESS, KEYS, LOCKS, AND SECURITY. (a) Access. Lessee shall have access to Lessee's office space at all times. Lessor shall have access to Lessee's office space at reasonable times for reasonable business purposes.

(b) Keys/cards. Lessor shall furnish Lessee 10 keys for Lessee's office space, 10 keys for the main exterior entry doors of the building if such door is locked after hours, and 1 keys to Lessee's mailbox in the building. A deposit of $ -0-shall be charged for each key. Additional keys/cards shall be furnished at the same deposit charged to all other tenants in the building at the time of Lessee's request. Lessor shall not be liable for risk of loss resulting from Lessee's keys being lost or used by unauthorized persons. Lessor reserves the right to rekey or change locks for security reasons if new keys are timely furnished to Lessee.

(c) Locks. Lessee may not add locks, change locks, or rekey locks without written permission of Lessor. Locks may be changed at Lessee's request and expense. If locks to the office space are changed, Lessor may specify kind and brand of locks, placement, installation, master key compatibility, etc.

(d) Security. Lessor shall have no duty to provide any security services of any kind unless expressly provided in this lease. Lessor shall not be liable to Lessee or Lessee's employees, family, customers, invitees, contractors, or agents for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism or other crimes. Lessee shall lock its office space doors when the last person leaves such office space for the day.

9.2. PARKING. Lessor shall have sole control over parking. If vehicles are parked in violation of Lessor parking rules or in violation of state statutes, Lessor may exercise vehicle removal remedies under Articles of the Texas Civil Statutes upon compliance with statutory notice. There shall be no reserved parking spaces unless agreed in writing by Lessor. Parking is available at a ratio of 1:300 rentable square feet.


                                     Page 6
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

10.1. OCCUPANCY, NUISANCE, AND HAZARDS. Lessee's office space shall be occupied only by Lessee or Lessee's employees and shall not be left entirely vacant or used exclusively for storage. Lessee and Lessee's agents, employees, family, licensees, invitees, visitors, and contractors shall comply with all federal, state, and local laws relating to occupancy or to criminal conduct while such persons are on the leased premises. Lessee and the persons listed above shall not (1) use, occupy, or permit the use or occupancy of the leased premises for any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property, (2) permit any public or private nuisance, (3) disturb the quiet enjoyment of other tenants, (4) do anything which might emit offensive odors or fumes, (5) make undue noise or vibrations, (6) permit anything which would cancel insurance coverage or increase the insurance rate on the building or contents, or (7) otherwise damage the leased premises.

11.1. TAXES. Lessor shall be responsible for payment of all taxes and assessments against the building subject to Lessee's obligation to pay Lessor for Lessee's share thereof, on a pro rata square foot basis, as additional rent pursuant to paragraph 32.1. Lessee shall timely pay all taxes assessed against Lessee's furniture, equipment, fixtures, or other personal property in Lessee's office space.

12.1. INSURANCE. Lessor and Lessee shall comply with the respective insurance obligations as set forth below:

(a) Lessor. Lessor shall maintain (1) fire and extended coverage insurance, including vandalism and malicious mischief, on the office building, and (2) comprehensive general liability insurance. The amounts shall be as required by Lessor's mortgagee or as Lessor may deem reasonably appropriate, whichever is greater but in no event will comprehensive liability coverage be less than $1,000,000.00 per occurrence. Lessor shall have no responsibility to maintain fire and extended coverage insurance on Lessee's contents. The portion of Lessors's insurance premiums reasonably due to Lessee's special use, improvements, or tenant finish-out (over and above Lessee's normal use as contemplated in paragraph 1.1(a)) shall be paid for by Lessee, if applicable.

(b) Lessee. Lessee shall provide Lessee's own public liability insurance for its operations on the leased premises in the minimum amount of $1,000,000 per occurrence. Upon written notice by Lessor to Lessee, such dollar amount of Lessee's liability policy shall be increased by the amount of any increase required under Texas law for "primary coverage" under an umbrella liability policy, but in no event to more than $2,000,000 per occurrence. Lessee is encouraged to maintain fire and extended coverage insurance (including vandalism and malicious mischief) on the contents in Lessee's office space, including fixtures, furniture, equipment, supplies, inventory, and other personal property. Such property is not covered by Lessor's insurance.

                                     Page 7
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

(c) Insurance certificates. Lessee shall provide Lessor with a certificate of Lessee's insurance or a copy thereof as required above within 7 days after Lessee initially occupies Lessee's office space or any portion thereof. Lessor and Lessor's managing agent (if any) shall be named as additional insureds on Lessee's liability insurance policy. Upon written request by Lessor, changes in the name of Lessor or Lessor's managing agent shall be reflected on such certificate.

(d) Notice from Lessee's Insurance Carrier. All policies of insurance to be provided by Lessee shall contain a provision (to the extent legally permitted) that the insurance company shall give Lessor 10 days' written notice to Lessor, in advance of (1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insureds.

12.2. MUTUAL RELEASES AND WAIVER OF SUBROGATION. (a) To the extent that the coverage of their respective insurance policies are not adversely affected, Lessor and Lessee release each other and their respective officers, directors, employees, and agents from any claims for loss or damage to any person or property on the leased premises which is caused by or which results from risks insured against under insurance policies carried by Lessor or Lessee and in force at the time of any such loss or damage. The foregoing release shall not apply to property losses or damages in excess of policy limits or to losses or damages not covered by insurance due to a deductible clause in the policy.

(b) Upon written request after signing this lease, but before any loss or damage occurs, Lessor or Lessee may request that the other party's respective fire/casualty and liability insurance policy provide a waiver for all right of recovery by way of subrogation in connection with any loss or damage covered by such insurance policies.

(c) Notwithstanding the foregoing, if such waiver of subrogation is not incorporated into the policy and cannot be procured or if it can be procured only with an additional premium charge, such party shall furnish to the other party written evidence from the insurance company or insurance agent, verifying that such waiver is (1) not obtainable, or (2) not obtainable without extra charge. Thereafter, within a reasonable time after receiving such notice, the party for whose benefit the waiver is sought may (1) agree to pay any additional charge necessary to obtain the waiver of subrogation, or (2) place the insurance with a company which is reasonably satisfactory to the other party and to such party's mortgagees with a policy of the same terms and coverage, the extra cost of which will be entirely borne by the party for whose benefit the waiver of subrogation is sought.

(d) Upon written request, Lessor and Lessee shall furnish to each other copies of the policies of insurance referred to in this lease, including any waivers of subrogation, or satisfactory evidence of same.


                                     Page 8
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

12.3. HOLD HARMLESS. Lessee shall indemnify Lessor for and shall hold Lessor harmless from all fines, claims, liabilities, and suits (including costs and expenses of defending against same) resulting from any breach or nonperformance of the lease by Lessee or Lessee's agents, employees, family, licensees, or invitees. Lessor shall indemnify Lessee for and shall hold Lessee harmless from all fines, claims, liabilities, and suits (including costs and expenses of defending against same) resulting from any breach or nonperformance of the lease by Lessor or Lessor's agents, employees, family, licensees, or invitees. Lessor and Lessee shall not be liable to the other or the other's agents, employees, or family for any damage to personal property resulting from any act, omission, or negligence of any other tenant or occupant of the office building.

13.1. ALTERATIONS BY LESSEE. Lessee may not make any alterations, improvements, door lock changes, or other modifications of any kind to the leased premises without Lessor's written consent. "Alterations" include but are not limited to improvements glued, screwed, nailed, or otherwise permanently attached to the building, structural changes, roof and wall penetrations, and all plumbing, electrical, and HVAC changes. Requests for Lessor's approval shall be in writing and shall be detailed to Lessor's reasonable satisfaction. The foregoing shall be done only by Lessor's contractors or employees or by third parties approved by Lessor in writing. Lessee shall pay in advance for any requested alterations, improvements, lock changes, or other modifications which are approved and performed by Lessor. If same are performed by Lessee with Lessor's permission, Lessee shall not allow any liens to be placed against the buildings as a result of such additions or alterations. Alterations, improvements, and modifications done at Lessee's request shall comply with all applicable laws. Changes in Lessee's alterations or improvements which may be later required by governmental action shall also be paid for by Lessee.

13.2. AMERICANS WITH DISABILITIES ACT. Lessor shall be responsible for any requirements under the Americans with Disabilities Act or similar state or local laws as they relate to any common area entrance and exit doorways and elevators and any doors into Lessee's office space and to structural building items that Lessor is required to maintain under the terms of this lease. Lessor agrees to indemnify Lessee for any liability Lessee shall incur as a result of Lessor's failure to comply with the provisions of this paragraph. Lessee agrees to cooperate fully with Lessor to enable Lessor to timely comply with the provisions of this paragraph and to immediately forward to Lessor any notice Lessee receives regarding complaints, injuries, or claims by anyone claiming that those items which are the responsibility of Lessor do not comply with the provisions of the Americans with Disabilities Act. Lessee shall be responsible for any requirements under such architectural barrier laws as they relate


                                     Page 9
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
to Lessee's use of Lessee's office space, including, but not limited to, the positioning of Lessee's furnishings within the office space. Lessee agrees to indemnify Lessor for any liability Lessor shall incur as a result of Lessee's failure to comply with the provisions of this paragraph.

14.1. REMOVAL OF PROPERTY BY LESSEE. Lessee may remove its trade fixtures, furniture, and equipment only in the normal course of Lesee's business or if (1) such removal is made at the end of the lease term, (2) Lessee is not in default under this lease at time of removal, and (3) such removal is not in anticipation of an early moveout prior to the end of the lease term unless provided for herein. Lessee shall pay all costs of removal. Lessee shall have no rights to property remaining on the leased premises after moveout. Lessee may not remove any alterations as defined in paragraph 13.1 or improvements such as wall-to-wall carpeting, book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or break room built-ins, shelving, wall covering, and anything else permanently attached to the floor, walls, or ceilings. If Lessor requests in writing, Lessee shall, immediately prior to moving out, remove any alterations, fixtures, equipment, and other property installed by Lessee. Lessee shall pay for cleaning or repairing damage caused by Lessee's removal of any property.

15.1. SUBLETTING AND ASSIGNMENT. Lessee shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, as further described below: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or (iii) permit the use of the Premises by any Persons other than Lessee, its employees, and subsidiaries (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Lessee shall desire Lessor's consent to any Transfer, Lessee shall notify Lessor in writing, which notice shall include: (a) the proposed effective date (which shall not be less than 30 nor more than 180 days after Lessee's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (d) current financial statements of the proposed Transferee certified by an officer, partner, or owner thereof, and any other information to enable Lessor to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Lessor may reasonably require. Any Transfer made without complying with this paragraph shall, at Lessor's option, be null, void and of no effect, or shall


                                    Page 10
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
constitute a Default under this Lease. Lessee shall pay reasonable legal fees incurred by Lessor, within thirty (30) days after written request by Lessor.

      15.2. APPROVAL. Lessor will not unreasonably withhold or delay its consent (as provided in paragraph 36.2) to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Lessee's notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Lessor to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Property, or would be a significantly less reputable occupant of the Property than Lessee,
(ii) the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes,
(iv) the Transferee is a government (or agency instrumentality thereof), (v) the proposed Transferee does not have a reasonable financial condition in relation to the obligations to be assumed in connection with the Transfer, or (vi) Lessee has committed and failed to cure a Default at the time Lessee requests consent to the proposed Transfer.

15.3. TRANSFER PREMIUM. If Lessor consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Lessee shall pay Lessor one hundred percent (100%) of any Transfer Premium derived by Lessee from such Transfer. "Transfer Premium" shall mean any consideration over and above the amount then payable by Lessee under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Lessee for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the Transferee, and any customary brokerage commissions paid in connection with the Transfer. If part of the consideration for such Transfer shall be payable other than in cash, Lessor's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Lessor. The percentage of the Transfer Premium due Lessor hereunder shall be paid within ten (10) days after Lessee receives any Transfer Premium from the Transferee.

15.4. RECAPTURE. Notwithstanding anything to the contrary contained in this paragraph, Lessor shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of Lessee's notice of any proposed Transfer, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in Lessee's notice as the effective date of the


                                    Page 11
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
proposed Transfer (or at Lessor's option shall cause the Transfer to be made to Lessor or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Lessee in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

15.5. TERMS OF CONSENT. If Lessor consents to a Transfer: (a) the terms and conditions of this Lease, including among other things, Lessee's liability for the Subject Space, shall in no way be deemed to have been waived or modified,
(b) such consent shall not be deemed consent to any further Transfer by either Lessee or a Transferee, (c) no Transferee shall succeed to any rights provided in this Lease or any amendment hereto to extend the Term of this Lease, expand the Premises, or lease additional space, any such rights being deemed personal to Lessee, (d) Lessee shall deliver to Lessor promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Lessor, and (e) Lessee shall furnish upon Lessor's request a complete statement, certified by an independent certified public accountant, or Lessee's chief financial officer, setting forth in detail the computation of any Transfer Premium Lessee has derived and shall derive from such Transfer. Lessor or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Lessee relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Lessee shall within thirty (30) days after demand pay the deficiency, and if understated by more than 2%, Lessee shall pay Lessor's costs of such audit. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Lessor shall have the right to: (i) treat such sublease as canceled and repossess the Subject Space by any lawful means, or (ii) require that such subtenant attorn to and recognize Lessor as its landlord under any such sublease. If Lessee shall Default and fail to cure within the time permitted for cure, Lessor is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Lessor (which Lessor shall apply towards Lessee's obligations under this Lease) until such Default is cured.

15.6. CERTAIN TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include (a) if Lessee is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the dissolution of the partnership, and (b) if Lessee is a closely


                                    Page 12
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the dissolution, merger, consolidation or other reorganization of Lessee except for merger or consolidation with, or acquisition by, a publicly held corporation, or within a twelve month period;
(i) the sale or other transfer of more than an aggregate of 50% of the voting shares of Lessee (other than to immediate family members by reason of gift or death or pursuant to an initial or secondary public offering of Lessee's stock or its acquisition by a publicly held corporation) or (ii) the sale mortgage hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets.

16.1. DESTRUCTION BY FIRE OR OTHER CASUALTY. (a) Total destruction, rent abatement, and restoration. If Lessee's office space is totally damaged by fire or other casualty so that it cannot reasonably be used by Lessee and if this lease is not terminated as provided in subparagraph (d) below, there shall be a total abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses until Lessee's office space is restored by Lessor.

(b) Partial destruction, rent abatement, and restoration. If Lessee's office space is partially destroyed or damaged by fire or other hazard so that it can be only partially used by Lessee for the purposes allowed in this lease and if this lease is not terminated as provided in subparagraph (d) below, there shall be a partial abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses which fairly and reasonably corresponds to the time and extent to which Lessee's office space cannot reasonably be used by Lessee.

(c) Restoration. Lessor's obligation to restore shall be limited to the condition of the leased premises existing prior to the casualty. Lessor shall proceed with diligence to restore. During restoration, Lessee shall continue business to the extent practical in Lessee's reasonable judgment.

(d) Lease termination. If Lessee's office space or the office center is so badly damaged that restoration and repairs cannot be completed within 3 months after the fire or casualty or that Lessee cannot reasonably conduct its business during the pendency of repairs, then this lease may be terminated as of the date of the destruction by either Lessor or Lessee by serving written notice upon the other. Termination notice must be delivered within 30 days after the casualty.

17.1. CONDEMNATION. If any part of Lessee's office space is taken by condemnation or by deed in lieu of condemnation by any governmental authority, this lease shall terminate one day prior to such taking. If any part of the office building's parking lot is so taken, Lessee's right to use such portion shall terminate one day prior to such taking; and Lessee's rent shall be reduced only to the extent that such partial taking reduces the fair market rental value of Lessee's office space. Lessor shall pay


                                    Page 13
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
all costs associated with construction reasonably necessary to render the leased premises usable for Lessee's permitted purposes after such partial taking. All compensation awarded for any partial or total taking of the office building shall be the property of Lessor. If Lessor has received written notice of intent to condemn, Lessee shall upon 10 days written request by Lessor execute an acknowledgment that the lease terminates one day prior to the condemnation of deed in lieu of condemnation and that Lessee claims no interest in the condemnation award. Lessor shall have no interest in any monies paid by the condemning authorities to Lessee for moving costs or for the other personal property within the leased premises (excluding leasehold improvements) if a separate award for such items is made to Lessee.

18.1. DEFAULT BY LESSOR. Lessee shall be entitled to recover actual damages and terminate this lease if (1) Lessor fails to pay any sum due and owing to Lessee within 7 days after written demand from Lessee, or (2) Lessor remains in default on any other obligation for 7 days after Lessee's written demand for performance. However, Lessor shall not be in default if Lessor promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default. If taxes and utilities are not timely paid, Lessee may pay same to the extent that it is necessary to avert foreclosure or cutoff.

19.1. DEFAULT BY LESSEE. If Lessee defaults, Lessor shall have any or all remedies set forth below.

(a) Definition of default. The occurrence of any of the following shall constitute a default by Lessee: (1) failure to pay rent or any other sum due by Lessee under this lease within 10 days after written demand therefor by Lessor;
(2) failure to vacate on or before the last day of the lease term, renewal term, or extension period; (3) failure to pay rent in advance on a daily basis in the event of unlawful holdover by Lessee; (4) unauthorized early move-out or notice of same as set forth below; (5) acquisition of Lessee's interest in the lease by a third party by judicial or non-judicial process; or (6) failure to comply with any other provision of the lease (including rules) if such failure to comply is not cured as soon as possible after delivery of written notice by Lessor to Lessee. However, Lessee shall not be in default under subclause (6) above if Lessee promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default. Lessee's election to move out prior to the end of the lease term or renewal or extension period shall not constitute an unauthorized early move out or abandonment, provided that Lessee has paid in full the rent for the remainder of the applicable term.

(b) Door Locks. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within 10 days after Lessor hand delivers to Lessee or to Lessee's office space written demand or notice of nonpayment, then Lessor shall be


                                    Page 14
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
entitled to change or modify door locks on all entry doors of Lessee's office space until all such sums are paid in full; provided, however, Lessor shall immediately thereafter post a notice on the primary entry door to Lessee's office space, stating that Lessor has expressed such lockout rights. No other notice requirements or lockout laws shall apply. Lessor's right to modify or change locks shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (e) below, relating to unlawful early move-out. If Lessee moves out or abandons Lessee's office space, Lessor may permanently change the locks without notice to Lessee, and Lessee shall not be entitled to a key or to reentry.

(c) Utilities and services. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within 10 days after Lessor hand delivers to Lessee or to Lessee's representative written notice of Lessor's intent to terminate utilities or services which are furnished by Lessor, then Lessor may terminate such utilities or services after such 10-day notice period, without further notice. Lessor's right to terminate such utilities or services shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (e) below, relating to unlawful early move-out.

(d) Acceleration after notice of rental delinquency. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within 10 days after Lessor delivers to Lessee or to Lessee's office space a written notice of Lessor's intent to accelerate, then all rent for the remainder of the lease term shall be accelerated, due, and delinquent at the end of such 10-day notice period without further demand or notice. Such acceleration rights are in consideration of the rentals for the entire term being payable in monthly installments rather than in one lump sum at the beginning of the lease term. If Lessee has already vacated the leased premises, notice of acceleration may be delivered to Lessee pursuant to paragraph 29.1. Liability for additional rents accruing in the future (over and above any base rents) shall not be waived by such acceleration.

(e) Acceleration upon early move-out. If Lessee is lawfully evicted, or if Lessee moves out or gives verbal or written notice (in person or by an authorized employee or agent) of intent to move-out prior to the end of the lease term without the rent being paid in full for the entire remainder of the lease term or renewal or extension period or without prior written consent of Lessor, all remaining rents for the remainder of the lease term shall be accelerated immediately and automatically, without demand or notice. Such accelerated rents shall be due and delinquent without notice before or after such acceleration. Such acceleration shall occur even if the rent for the current month has been paid in full.

(f) Termination of possession. If Lessee is in default as defined in subparagraph (a) above and if Lessee remains in default for 10 days after Lessor gives notice of such default to Lessee, or if Lessee abandons the leased premises, Lessor may (with or without demand for performance) terminate Lessee's right of


                                    Page 15
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
possession by giving one day's written notice to vacate; and Lessor shall be entitled to immediate possession without termination of Lessee's obligations under the lease. Lessor's repossession shall not be considered an election to terminate this lease unless written notice of such intention to terminate is given to Lessee by Lessor. Repossession may be by voluntary agreement or by eviction lawsuit. Commencement of an eviction lawsuit shall not preclude other Lessor remedies under this lease or other laws.

(g) Reletting costs. If Lessee is in default as defined in subparagraph (a) above and if Lessor terminates Lessee's right of possession without terminating this lease, Lessee shall pay upon Lessor's demand the following: (1) all costs of reletting (which in no event shall be less than one month's rent), including leasing commissions, rent concessions (whether in the form of assuming or buying out lease remainders elsewhere, free rent for a period of time, or reduced rental rates), utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair, remodeling, or redecorating for replacement tenants in Lessee's office space, (2) all rent and other indebtedness due from Lessee to Lessor through the date of termination of Lessee's right of possession, and (3) all rent and other sums required to be paid by Lessee during the remainder of the entire lease term, subject to the acceleration paragraphs above.

(h) Mitigation by Lessor. Upon eviction or voluntary vacation of the leased premises by Lessee without the lease being terminated by Lessor, Lessor shall make reasonable efforts to relet the leased premises. After deduction of reasonable expenses incurred by Lessor, Lessee shall receive credit for any rentals received by Lessor through reletting the leased premises during the remainder of the lease term or renewal or extension period. Such deductible expenses may include real estate commissions, attorney's fees, and all other expenses in connection with reletting. Lawsuit to collect amounts due by Lessee under this lease may be brought from time to time on one or more occasions without the necessity of Lessor's waiting until the expiration of the lease term. If judgment for accelerated rents is recovered, Lessor shall give credit against such judgment for subsequent payments made by Lessee and subsequent rentals received by Lessor from other tenants of Lessee's office space, less lawful deductions and expenses of reletting.

(i) Termination of lease. Lessor may terminate this lease (as contrasted to termination of possession rights only) upon default by Lessee or at any time after Lessor's lawful re-entry or repossession following default by Lessee. Lessor's agents have authority to terminate the lease only by written notice given by owner.

(j) Damages. In addition to other remedies, Lessor may recover actual damages incurred.

20.1. LIEN FOR RENT. (a) Notwithstanding anything to the contrary in this lease, Lessor's landlord lien shall be subordinate to any existing security interest and any future purchase money security


                                    Page 16
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
interests on Lessee's personal property if such security interest is properly perfected and timely recorded as required by the Texas Business Code. Lessor shall cooperate in signing lien subordinations in accordance with the foregoing. Any lien subordination shall be on forms reasonably acceptable to Lessor.
(b) Subject to the limitations of subparagraph (a) above, Lessee gives to Lessor a contractual lien on all of Lessee's property which may be found on the leased premises to secure payment of all monies and damages owed by Lessee under the lease. Such lien also covers all insurance proceeds on such property. Lessee shall not remove such property while rent or other sums remain due and unpaid to Lessor and such property shall not be removed until all Lessee's obligations under the lease have been complied with. This lien is in addition to Lessor's statutory lien under Section 54.021 of the Texas Property Code. If Lessee is in default for nonpayment of rent or any other sums due by Lessee, after aforementioned 10 day notice of such default, Lessor's representatives may peacefully enter the leased premises and remove and store all property. If Lessor removes any property under this lien, Lessor shall leave the following information in a conspicuous place inside Lessee's office space: (1) written notice of exercise of lien, (2) a list of items removed, (3) the name of Lessor's representative who removed such items, and (4) the date of such removal. Lessor shall be entitled to reasonable charges for packing, removing, or storing abandoned or seized property, and may sell same at public or private sale (subject to any properly recorded chattel mortgage or recorded financing statement) after 30 days' written notice of time and place of sale is given to Lessee by certified mail, return receipt requested. Upon request by Lessor, Lessee shall acknowledge the above lien rights by executing a UCC-1 form or similar form reflecting same.

21.1. ATTORNEY'S FEES, INTEREST, AND OTHER EXPENSES. If Lessee or Lessor is in default and if the non defaulting party places the lease in the hands of an attorney in order to enforce lease rights or remedies, the non defaulting party may recover reasonable attorney's fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney's fees from the non prevailing party, plus all out-of-pocket expenses. Trial shall be to court only; and all parties waive jury trial. All delinquent sums due by Lessor or Lessee shall bear interest at 10%, compounded annually, from date of default until paid, plus any late payment fees. Late payment fees as set forth in paragraph 3.2 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead expense incurred by Lessor in collecting late rentals, such elements of damages being uncertain and difficult to ascertain. Late payment fees shall not be liquidated damages for attorney's fees or for Lessor's loss of use of such funds during the time of delinquency.


                                    Page 17
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

22.1. NON WAIVER. The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the lease. Lessor's or Lessee's waiver of any right or any default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or defaults under this lease. No act or omission by Lessor or Lessor's agents shall be deemed an acceptance or surrender of the leased premises, and no agreement by Lessor to accept a surrender of the leased premises shall be valid unless it is in writing and signed by a duly authorized agent of Lessor.

23.1. BUILDING RULES. Lessor's rules for the office building are attached as Exhibit F-2 and are subject to reasonable change if the changes are applicable to all tenants of the office building. Separate parking rules are contained in Exhibit F-1.

24.1. TRANSFER OF OWNERSHIP BY LESSOR. If Lessor transfers ownership of the office building (other than as security for a mortgage) and if Lessor has delivered to the transferee all of Lessee's security deposits and any prepaid rents, Lessor shall be released from all liability under the lease, provided such transferee shall become liable as Lessor in writing at the time of such transfer. Such right to be released of liability shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

25.1. MORTGAGES. Unless otherwise provided in this lease, Lessee shall subordinate and attorn to mortgage liens now or hereafter on the office building. Lessee agrees to execute, from time to time, documentation therefor which is necessary in the reasonable judgment of Lessor. Other than the provisions already set forth in this lease, there are no special lease provisions which are required by lien holders of the office building. This lease shall be subordinate to all existing and future mortgages. However, such mortgagees may at any time subordinate their lien to this lease by filing a subordination notice in the county real property records without necessity of notice to Lessee.

26.1. SURRENDER OF PREMISES. When Lessee moves out, Lessee shall surrender Lessee's office space in the same condition as on the date of lease commencement by Lessee (as changed or improved from time to time in accordance with this lease), less ordinary wear. Removal of property from the leased premises is subject to paragraph 14.1.

27.1. HOLDING OVER. If Lessee remains in possession of the leased premises after the expiration or mutually-agreed termination date of the lease, without the execution by Lessor and Lessee of a new lease or a renewal or extension of the lease, then (1) Lessee shall be deemed to be occupying the leased premises as a tenant-


                                    Page 18
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
at-sufferance on a daily basis, subject to all obligations of the lease, (2) Lessee shall pay 200% of the amount of rent then applicable for the entire holdover period, (3) Lessee shall be subject to all other remedies of Lessor as provided in paragraph 19.1, (4) Lessee shall indemnify Lessor and/or prospective tenants for damages, including lost rentals, storage expenses, and attorney's fees, and (5) at Lessor's sole option, Lessee may extend the lease term for a period of one month at the then current rental rates for the office building, as reasonably determined by Lessor, by hand delivering written notice to Lessee or to Lessee's office space while Lessee is holding over. Holdover rents shall be immediately due on the first day of each month to which they apply and delinquent without notice or demand; and the prior written notice and waiting period requirements of this lease shall not be necessary in order for Lessor to exercise remedies thereunder.

28.1. SIGNS AND BUILDING NAME. Except for standard suite signage and building directory listings, there shall be no signs, symbols, or identifying marks on or in the building, halls, elevators, staircases, entrances, parking areas, landscape areas, doors, walls, or windows without prior written approval of Lessor. All signs or lettering shall conform to the sign and lettering criteria established by Lessor. Unless otherwise stated in the rules, suite signage and building directory changes shall be done exclusively by Lessor and at Lessee's expense. Lessor may remove all unapproved signs without prior notice to Lessee and at Lessee's expense. Lessor may change the name of the building upon six months' written notice to Lessee.

28.2. RELOCATION OF LESSEE. Upon at least 60 days' notice to Lessee, Lessor shall have the right to relocate Lessee within the building in lease space which is the same size or larger and reasonably configured and suited to Lessee's use. Such relocation shall be made at Lessor's sole expense to include costs of reprinting as applicable and moving of furniture, fixtures and reinstallation of such. Rent shall not be increased if the relocation office space is larger or better quality. Relocation date shall be contained in the relocation notice referred to above. Lessor shall not be liable to Lessee in connection with such relocation except for undue delay or property damages caused by Lessor or Lessor's employees, agents, or contractors. If within 30 days following receipt of abovementioned notice from Lessor, Lessee so notifies Lessor in writing, Lessee may instead terminate this Lease without penalty or obligation to pay rent for any period beyond the relocation date specified, provided Lessee moves out by such date.

29.1. NOTICES. Whenever written notice is required or permitted under this lease, such notice shall be in writing and shall be either (a) hand delivered personally to the party being notified, (b) hand delivered to or inside such party's mailing address, or


                                    Page 19
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

(c) delivered at such party's mailing address by nationally recognized express delivery service or certified mail, return receipt requested, postage prepaid. The mailing address of Lessor shall be the address to which Lessee normally mails or delivers the monthly rent unless Lessor notifies Lessee of a different address in writing. The mailing address of Lessee shall be Lessee's office space under this lease. However, if Lessee moves out, it shall be Lessee's last address known by Lessor. Hand delivered notice is required only when expressly required in the lease. Notice by non certified mail is sufficient if actually received by the addressee or an employee or agent of addressee. The term "notice" shall be inclusive of notices, billings, requests, and demands.

30.1. ESTOPPEL CERTIFICATES. From time to time, upon 7 days' prior written request from Lessor, Lessee shall execute and deliver to Lessor the estoppel certificate attached as Exhibit G. The form in Exhibit G may be changed as reasonably required by a prospective purchaser or lender. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Lessee may correct same before signing. Reasonable modifications in the form may be made as requested by a prospective lien holder or purchaser. The estoppel certificate may be conclusively relied upon by Lessor and by any prospective lien holder or purchaser of the leased premises. If Lessee fails to comply with the foregoing by the end of such 7-day period, it shall be conclusively presumed that (1) this lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Lessor to the prospective lien holder or purchaser, (2) no rents, security deposits, or other charges have been prepaid,
(3) the statements contained in the estoppel certificate form (Exhibit G) are correct, (4) there are no uncured defaults by Lessor, (5) Lessee has no right of offset or rescission, and (6) any prospective purchaser or lien holder may conclusively rely on such silence or noncompliance by Lessee and may conclusively assume no Lessor defaults within the 120 days following Lessee's receipt of Lessor's request for an estoppel certificate.

31.1. SUCCESSORS. This lease shall bind and inure to the benefit of the parties, any guarantors of this lease, and their respective successors and assigns.

31.2. LEASING AGENT COMMISSIONS. No leasing commission shall be due by Lessor to any leasing agent unless in writing. Commission agreements executed by Lessor shall be binding on subsequent building owners if the tenant of the lease in question is in possession at the time of transfer of building ownership. KVA, Inc., Kevin Kimball, as exclusive agent for Lessor, shall be paid in accordance to commission agreement attached as Exhibit L-1. Prudential Owens Realty, as exclusive agent for Lessee, shall be paid in accordance to commission agreement attached as Exhibit L-2.


                                    Page 20
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

32.1. BUILDING OPERATING EXPENSE. In addition to the monthly base rent in paragraph 2.1, Lessee shall pay, commencing January 1, 1998 additional rent on a monthly basis, equivalent to Lessee's pro rata share of actual building operating expenses as per Exhibit C. Lessee's responsibility for payment of building operating costs shall be subject to the expense stop referred to in paragraph 2.1.

32.2. BASE RENT ADJUSTMENT. At each annual anniversary date of this lease, the annual base rent shall increase as follows:

           1998          $19.00 per rentable square foot
           1999          $19.50 per rentable square foot
           2000          $20.00 per rentable square foot
           2001          $20.50 per rentable square foot

33.1. REPRESENTATIONS AND WARRANTIES BY LESSOR. Lessor warrants that Lessor is the sole owner of the land and improvements comprising the office building and that Lessor has full right to enter into this lease. Lessor's duties and warranties are limited to those expressly stated in this lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those expressly contained in this lease.

34.1. REPRESENTATIONS AND WARRANTIES BY LESSEE. Lessee warrants to Lessor that
(1) the financial statements of Lessee heretofore furnished to Lessor are true and correct to the best of Lessee's knowledge, (2) there has been no significant adverse change in Lessee's financial condition since the date of the financial statements, (3) the financial statements fairly represent the financial condition of Lessee upon those dates and at the time of execution hereof, (4) there are no delinquent taxes due and unpaid by Lessee, and (5) Lessee and none of the officers or partners of Lessee (if Lessee is a corporation or partnership) have ever declared bankruptcy. Lessee warrants that Lessee has disclosed in writing to Lessor all lawsuits pending or threatened against Lessee, and Lessee has made no material misrepresentation or material omission of facts regarding Lessee's financial condition or business operations. All financial statements must be dated and signed by Lessee. Lessee acknowledges that Lessor has relied on the above information furnished by Lessee to Lessor and that Lessor would not have entered into this lease otherwise.

35.1. PLACE OF PERFORMANCE. Unless otherwise expressly stated in this lease, all obligations under this lease, including payment of rent and other sums due, shall be performed in the county where the office building is located, at the address designated from time to time by Lessor.

36.1. MISCELLANEOUS. This lease contains the entire agreement of the parties. No other written or oral promises or representations


                                    Page 21
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
have been made, and none shall be binding. This lease supersedes and replaces any previous lease between the parties on Lessee's office space, including any renewals or extensions thereunder. Except for reasonable changes in written rules, this lease shall not be amended or changed except by written instrument, signed by both Lessor and Lessee. Lessor's agents do not and will not have authority to (1) make exceptions, changes or amendments to this lease, or factual representations not expressly contained in this lease, (2) waive any right, requirement, or provision of this lease, or (3) release Lessee from all or part of this lease, unless such action is in writing. Multiple lessees shall be jointly and severally liable under this lease. Notices, requests, or agreements to, from, or with one of multiple lessees shall be deemed to be to, from, or with all such Lessees. Under no circumstances shall Lessor or Lessee be considered an agent of the other. Non substantial errors in space footage calculations shall entitle the parties to correct the rental figures in the lease and adjust previously paid rentals accordingly, but not to terminate the lease. The lease shall not be construed against either party more or less favorably by reason of authorship or origin of language. Texas law applies. If any date of performance or exercise of a right ends on a Saturday, Sunday, or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provision of this lease is invalid under present or future laws, the remainder of this lease shall not be affected.

36.2. REASONABLE APPROVALS. Whenever Lessor's approval or consent is expressly required under this Lease or any other agreement between the parties, Lessor shall not unreasonably withhold or delay such approval or consent (reasonableness shall be a condition to Lessor's enforcement of such consent or approval requirement, and not a covenant), Lessor has total discretion in matters affecting the structural safety or security of the Property, or the appearance of the Property from any common or public areas.

37.1. GUARANTY. This lease is not guaranteed by others. The names and titles of any guarantors are shown on the signature page(s) at the end of this lease. The specific obligations of such guarantors, if any, shall be pursuant to attached Exhibit H entitled "Lease Guaranty". Such guaranty shall continue and shall be unaffected by any modification or amendment to this lease or any renewal or extension thereof. The signature requirements and corporate resolution requirements for any guarantors shall conform to the requirements for Lessees in paragraph 39.1 below.

37.2. SPECIAL CONDITIONS. Additional provisions of this lease are set forth in Exhibit J.


                                    Page 22
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

37.3. ENVIRONMENTAL MATTERS. (a) Compliance with Environmental Laws. Lessee shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

(b) Hazardous Materials Handling. Lessee shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Lessee's use of the premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Lessee shall cause any and all hazardous materials removed from the premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Lessee shall in all respects handle, treat, deal with and manage any and all hazardous materials in, on, under or about the premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such hazardous materials. Upon expiration or earlier termination of the term of the lease, Lessee shall cause all hazardous materials to be removed from the premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Lessee shall not take any remedial action in response to the presence of any hazardous materials in or about the premises or any building, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any hazardous materials in any way connected with the premises or either building, without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto.

(c) Notices. Lessee shall immediately notify Lessor in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(ii) any claim made or threatened by any person against Lessee, the premises or either building relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any hazardous materials; and (iii) any reports made to any environmental agency arising out of or in connection with any hazardous materials in or removed from the premises or either building, including any complaints, notices, warnings or asserted violations in connection


                                    Page 23
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
therewith. Lessee shall also supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the premises, either building or Lessee's use thereof. Lessee shall promptly deliver to Lessor copies of hazardous waste manifests reflecting the legal and proper disposal of all hazardous materials removed from the premises.

37.4 INDEMNIFICATION OF LESSOR. Lessee shall indemnify, defend (by counsel reasonably acceptable to Lessor), protect, and hold Lessor, and each of Lessor's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (1) the presence in, on, under or about the Leased Premises or discharge in or from the Leased Premises or the land building is situated on any hazardous materials caused directly by Lessee's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of hazardous materials to, in, on, under, about or from the premises or either building, or (2) Lessee's failure to comply with any Hazardous Materials Laws. Lessee's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the premises or land under building, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of the lease. For purposes of the release and indemnity provisions hereof, any acts or omissions of Lessee, or by employees, agents, assignees, contractors or subcontractors of Lessee or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessee.

37.5 ADDITIONAL INSURANCE. If at any time it reasonably appears to Lessor that Lessee is not maintaining sufficient insurance to enable Lessee to fulfill its obligations to Lessor hereunder, whether or not then accrued, liquidated, conditional or contingent, Lessee, with 10 days prior written notice by Lessor, shall procure and thereafter maintain in full force and effect such insurance as provided for in paragraph 12.1 with or from companies or persons and in forms reasonably acceptable to Lessor, as Lessor may from time to time reasonably request.

38.1. EXHIBIT LIST. The exhibits attached to this lease are listed below. All exhibits are a part of this lease except for those which have been lined out or which have been shown below as


                                    Page 24
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
omitted.

   Exhibit A        Floor Plan of Lessee's Office Space (paragraph 1.1)
   Exhibit B        Legal Description of Office Building (paragraph  1.1)
   Exhibit C        Building Operating Expense Passthrough Calculations
                    (paragraphs 2.1 and 32.1)
   Exhibit D        Acknowledgment of Lease (paragraph 4.2)
   Exhibit E        Construction by Lessor (paragraph 5.1)
   Exhibit F-1      Parking Rules (paragraphs 9.2 and 23.1)
   Exhibit F-2      Building Rules (paragraph 23.1)
   Exhibit G        Estoppel Certificate (paragraph 30.1)
   Exhibit I        Corporate Resolution Authorizing Lease or Guaranty
                    (paragraphs 37.1 and 39.1)
   Exhibit J        Special Conditions (paragraph 37.2)
   Exhibit L-1      Commission Agreement (paragraph 31.2)
   Exhibit L-2      Commission Agreement (paragraph 31.2)
   Exhibit M        Renewal Option
   Exhibit N        Limited Right of First Refusal

39.1. LESSEE SIGNATURE REQUIREMENTS. Lessee is a corporation. Such corporation is organized or chartered under the laws of the State of Texas. Lessee's name stated at the beginning of this lease is not an assumed name. If Lessee is a corporation, corporate resolutions shall be executed on the form in Exhibit I.

39.2. LEASE DATES AND AUTHORITY TO SIGN. The "identification" date of this lease is the 1st day of March, 1997. The "effective date" on which this lease becomes binding is the date on which the lease has been signed by Lessor, Lessee, and any guarantors. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign. If Lessee is a corporation, a corporate resolution authorizing Lessee to execute this lease is attached as
Exhibit I.


                                    Page 25
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                        LESSOR:

                                        Glenn K. & Elsie K. Jackson
                                        DBA:  Echelon Buildings I & II

                                        /s/ Glenn K. Jackson
                                        ----------------------------------------
                                        By: Glenn K. Jackson
                                        12/21/96
                                        ----------------------------------------
                                        Date signed

                                        /s/ Elsie K. Jackson
                                        ----------------------------------------
                                        By: Elsie K. Jackson
                                        12/21/96
                                        ----------------------------------------
                                        Date signed


                                        LESSEE:
                                        Deja News, Inc.

                                        /s/ Steven G. Madere
                                        ----------------------------------------
                                        By: Steven G. Madere
                                            ------------------------------------
                                        12/12/96
                                        ----------------------------------------
                                        Date signed

                                        LESSOR's AGENT
                                        KVA, Inc.

                                        /s/ Kevin Kimball
                                        ----------------------------------------
                                        By: Kevin Kimball
                                        12/10/96
                                        ----------------------------------------
                                        Date signed


                                        LESSEE'S AGENT
                                        Pudential Owens Realty

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        12/10/96
                                        ----------------------------------------
                                        Date signed


                                    Page 26
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT A

                       FLOOR PLAN OF LESSEE'S OFFICE SPACE
                          (See paragraph 1.1 of Lease)

The parties agree that the floor plan below is a true and correct diagram of Lessee's office space referred to in paragraph 1.1.

                                  [FLOOR PLAN]


                                    Page 27
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT B

                      LEGAL DESCRIPTION OF OFFICE BUILDING
                          (See paragraph 1.1 of Lease)

The Echelon, Lot 4, Less E.336ACR, Travis County, Texas.

Being an 8.31 tract of land out of the J. P. Wallace Survey No. 18 as conveyed by a Deed recorded in Volumes 7557, Page 153; 7386, Page 218; 7384, Page 421, and 7619, Page 713 of the Deed Records of Travis County, Texas; said tracts also being a part of Lot 1 and all of Lot 2 of the J. 0. Hamilton Estate Subdivision, Plat Book 4, Page 14, and also being all of Lots 1 and 2 of Mulholland's Subdivision, Plat Book 48, Page 9, said subdivision having been duly vacated by the City of Austin and recorded in Volume 7737, Pages 627 and 630, respectively, of the Deed Records of Travis County, Texas; and that F. A. Hildebrand, Jr., owner of 0.797 acres in the J. P. Wallace Survey No. 18 as conveyed by a Deed recorded in Volume 3773, Page 1116 of the Deed Records of Travis County, Texas; and that the Grace Covenant Church, a non-profit Association, working through Phil Mockford, Trustee, owners of 7.207 acres of land out of the J. P. Wallace Survey No. 18 as conveyed to it by deeds recorded in Volume 5761, Pages 1731 and 1734 of the Deed Records of Travis County, Texas, and having been subdivided said tracts, totaling 16.341 acres to land to be known as The Echelon, a subdivision, said building being located on tract of land containing 4.698 acres and being know as Lot 4.


                                    Page 28
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT C

              BUILDING OPERATING EXPENSE PASS THROUGH CALCULATIONS
                     (See paragraphs 2.1 and 32.1 of Lease)

(a) "ESTIMATED" PRO RATA BUILDING OPERATING EXPENSES. On or before the beginning of each calendar year, Lessor shall calculate the estimated building operating expenses for that calendar year, according to the criteria in subparagraph (c) below. One-twelfth of Lessee's pro rata share of estimated building operating expenses which are in excess of any expense stop shall be due on the first of each month as additional rent.

(b) YEAR-END ADJUSTMENT FOR OVERPAYMENT OR UNDERPAYMENT BY LESSEE BECAUSE OF DIFFERENCES BETWEEN "ESTIMATED AND "ACTUAL" BUILDING OPERATING EXPENSES.
Within 120 days following the end of each calendar year of the lease term and renewal or extension periods, Lessor shall determine the actual building operating expenses for that calendar year. If it is then determined that actual building operating expenses paid or incurred were less than estimated expenses and that Lessee's monthly payments of estimated expenses over Lessee's expense stop figure were too much, Lessor shall promptly refund to Lessee the excess amount paid by Lessee. If it is determined that actual building operating expenses were more than estimated expenses and that Lessee's monthly payments of estimated expenses over Lessee's expense stop figure were insufficient, Lessor shall invoice Lessee for the amount of Lessee's underpayment. Payment thereof shall be due upon delivery of invoice to Lessee. The foregoing calculations and adjustments may also be made one or more times during the calendar year, at Lessor's option.

(c) DEFINITION OF BUILDING OPERATING EXPENSES. Building operating expenses for each calendar year shall include: all ad valorem taxes, assessments and related government charges becoming due on the office building; and on-site personal property used in operation of the office building in such period; utilities; insurance premiums for fire, extended coverage, vandalism, and liability on the building and personal property used in building management; landscape expenses; janitorial expenses; window cleaning; supplies; painting and other maintenance expenses; licenses; permits; advertising; maintenance salaries and bonuses; payroll taxes; management office overhead and management fees; and all other managerial and operating expenses which are reasonably related to the operation of the building and utilities serving same. No such category shall include more than 12 months' worth of expenses. Building operating expenses shall also include amortization of the following improvements if amortized over the useful life of such improvements for IRS purposes together with interest at 12% per annum on the non amortized cost: (i) improvements to reduce operating expenses,
(ii) improvements required by governmental agencies following completion of the building, and (iii) carpeting, floor covering, draperies, and wall coverings for the common areas of the building. Building operating expenses shall be calculated on an accrual basis in accordance


                                    Page 29
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
with generally accepted accounting principles, consistently applied. The word "building" as referred to above shall include the building, parking areas, parking garage (if any), and common areas.

Building operating expenses shall not include: principal and interest payments on mortgages; depreciation of improvements which IRS requires to be depreciated (except as provided above); expenses of repairing damage of the type normally covered by fire, vandalism, flood, and EC insurance; any expense paid or reimbursed from insurance proceeds or other third party sources; costs of repairing damage for which Lessor is entitled to reimbursement from others; remodeling costs for new or existing tenants; common area improvements or personal property required by other tenants to be made, purchased, or furnished to such tenants; common area improvements or personal property required by other tenants to be made, purchased, or furnished to such tenants; utility and air conditioning or heating costs or other expenses which are separately billed to specific tenants; franchise and income taxes of Lessor; leasing commissions; expenses of marketing space in the building; legal fees; structural repairs to roof, foundation, and walls; asbestos removal; and installation of sprinklers, fire alarms, and smoke detector systems.

If utilities and taxes included in "Building Operating Expense" are not payable, billed or otherwise due so as to allow an accurate calculation of said factors annually, then Lessor, in its reasonable discretion, may estimate and pro rata said expenses on an annual basis, and said factors shall be properly adjusted by Lessor when they actually become due and payable. Otherwise, expenses must be supported by invoice and actually paid.

(d) DEFINITION OF PRO RATA SHARE. Lessee's pro rata share of estimated and actual building operating expenses is the percentage result of dividing "Lessee's rentable area" (which is set forth in paragraph 1.4) by the total rentable area in the entire building.

(e) DELAY IN IMPLEMENTATION. At Lessor's option, adjustments benefiting Lessor may be delayed. Lessor's delay in implementing such adjustments shall not waive Lessor's right thereto, and the most recent monthly rental figures shall continue to be paid during such delay. If Lessor delays in timely calculating adjustments, such adjustments shall be retroactive to the respective date on which Lessor had a right to make such adjustment; and such delayed rent adjustments shall become due upon written notice to Lessee.

(f) EXAMINATION OF RECORDS. Upon reasonable notice to Lessor in writing, Lessee may examine Lessor's accounting records for building operating expenses and other data used in calculating additional rents or rent adjustments. Such examination shall be during normal business hours.


                                    Page 30
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT D

                             ACKNOWLEDGMENT OF LEASE
                          (See paragraph 4.2 of Lease)

The undersigned parties acknowledge that the lease described below is in full force and effect and that Lessee has taken possession of the space.

Date of lease:      March 1, 1997
Lessor:             Glenn K. & Elsie K. Jackson,
                    DBA: Echelon Buildings I & II
Lessee:             Deja News, Inc.
Guarantor:          N/A
Building name:      Echelon Buildings I & II
Suite No.:          350
Building address:   9430 Research Blvd.
City/County/State/Zip: Austin, Travis, Texas, 78759
Legal description of property: The Echelon, Lot 4, Less
                               E.336ACR, Travis County, Texas.

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above lease are as follows:

Commencement date:          March 8, 1997
Annual Anniversary date:    March 1
Ending date:                February 28, 2001

The parties acknowledge that the lease has not been amended or modified and that this acknowledgment may be filed of record with the Texas Secretary of State or the county where the building is located in order to record (1) Lessee's possession rights to the leased premises, and (2) Lessor's contractual landlord lien rights over all personal property therein. The entire lease is hereby affirmed and incorporated herein. The lease will cease to be an encumbrance to Lessor's title if Lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee's right of possession has been lawfully terminated.

LESSEE                                   LESSOR
(To be signed at move-in)                 (To be signed at move-in)

Deja News, Inc.                          Glenn K. & Elsie K. Jackson
                                         DBA: Echelon Buildings I & II

/s/ Steven G. Madere                     /s/ Kevin Kimball
----------------------------------       ---------------------------------------
By: Steven G. Madere                     By: Kevin Kimball
                                         Property Manager

            3/20/97                                     3/10/97
----------------------------------       ---------------------------------------
Date Signed                              Date Signed


                                    Page 31
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT E

                             CONSTRUCTION BY LESSOR
                          (See paragraph 5.1 of Lease)

Date of lease:      March 1, 1997
Lessor:             Glenn K. & Elsie K. Jackson,
                    DBA:  Echelon Buildings I & II
Lessee:             Deja News, Inc.
Guarantor:          N/A
Building name:      Echelon Buildings I & II
Suite No.:          350
Building address:   9430 Research Blvd.
City/County/State/Zip: Austin, Travis, Texas, 78759
Legal description of property:  The Echelon, Lot 4, Less
                                E.336ACR, Travis County, Texas.

1. PLANS FOR LESSEE'S OFFICE SPACE. Final plans and specifications for Lessee's office space are attached to this lease. If such plans and specifications are not attached hereto, Lessee agrees to deliver to Lessor not later than December 20, 1996, a complete set of plans and specifications of finish work, including partitions, electrical and telephone outlets, and other improvements which Lessee desires to be made in or to such office space. Such plans shall be prepared by Lessor's architect and associated cost shall be included in finish-out allowance.

2. CHANGE ORDERS. Change orders are permitted if they are provided in a timely manner and are agreed to in writing. Lessor shall not be responsible for delays resulting from change orders unless the change order states otherwise.

3. CREDIT/PAYMENT FOR ADDITIONAL OR NON-STANDARD FINISH WORK. Payment for additional or non-standard finish work which is known at time of lease signing shall be as follows: Lessee agrees to pay for Lessee's portion of additional finish work over and above the $10.00 per rentable square foot allowance provided by Lessor. Such allowance may include the cost of computer and/or telephone cabling at the Lessee's discretion. Lessor shall provide Lessee with a copy of the proposed cost of construction within 10 days after receipt of aforementioned plans and specifications. Lessee shall approve any additional finish work, over and above the $10.00 allowance or make alterations to decrease costs prior to commencement of construction; provided, however, that if Lesee's share of such costs will exceed $2.50 per square foot, Lessee may elect to terminate this Lease without liability or penalty, other than the cost of space planning and drafting of plans not to exceed 15(cents) per rentable square foot, and Lessee's remaining deposit shall be promptly returned. Such approval, alterations, or notice of termination shall be made within 5 business days after receipt of proposed cost. Final billing shall be


                                    Page 32
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
rendered and promptly payable upon acceptance of the Premises or portions thereof by Lessee in accordance with the terms of the Lease. In the event acceptance of the Premises by Lessee is subject to punchlist items provided in the Lease, 10% retainage for punchlist items shall be payable upon completion of such punchlist items.

Payment for change orders or for additional or non-standard finish work in initial plans which may be approved by Lessor after lease signing, shall be as follows: Final billing shall be rendered and promptly payable upon acceptance of the Premises or portions thereof by Lessee in accordance with the terms of the Lease. In the event acceptance of the Premises by Lessee is subject to punchlist items provided in the Lease, 10% retainage for punchlist items shall be payable upon completion of such punchlist items.

4. ESTIMATED COMPLETION DATE. Lessor's estimated completion date for finishing Lessor's standard construction and any additional or non-standard finish work for Lessee shall be February 28, 1996. If construction pursuant to initial plans or change orders for Lessee's office space will cause delay in such estimated completion date and if Lessor and Lessee mutually note on such initial plans or change orders that same will cause a specified number of days of delay, the estimated completion date above shall be extended by such specified number of days. Also, in the event of such mutually agreed construction delay periods pursuant to change orders requested by Lessee, Lessee shall pay additional rent which shall be prorated on a daily basis for such periods and payable when the leased premises are ready for occupancy by Lessee.

5. DELAY. If the leased premises are not ready for occupancy within 30 days following the above estimated completion date, Lessee may terminate this lease by written notice to Lessor prior to the date the leased premises are ready for occupancy by Lessee. In such event, neither party shall have any further liability or obligations under the lease; and Lessor shall refund to Lessee any prepaid rent, security deposits, and any amounts paid by Lessee in excess of the construction allowance. Otherwise, if the leased premises are not ready on or before such estimated completion date, then (a) Lessor shall not be deemed to be in default or liable in damages to Lessee, (b) rent and lease term shall begin when the leased premises are ready for occupancy, and (c) this lease shall not be further affected.


                                    Page 33
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                     EXHIBIT F-1

                                 OFFICE BUILDING
                                  PARKING RULES
                          (See paragraph 9.2 of Lease)

It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the parking garage and parking areas and for the preservation of good order.

1. TRAFFIC SIGNS. All persons parking in the parking areas and parking garage shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

2. LESSEE EMPLOYEE AND CUSTOMER PARKING. Lessees and their employees and customers may park without charge.

3. TRASH. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the garage floor or parking areas.

4. FLAT TIRES. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of Lessor.

5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-1 and 6701g-2 upon compliance with statutory notice.

6. SECURITY. Lessor shall use reasonable diligence in the maintenance of existing lighting in the parking garage or parking areas. Lessor shall have no duty for additional lighting or further security measures in the parking areas.

7. PARKING OF EMPLOYEE VEHICLES. Lessor may from time to time designate specific areas in which vehicles owned by Lessee and Lessee's employees, sublessees, assignees, licensees, and concessionaires shall be parked. Lessee shall use best efforts to see that such vehicles are parked in such areas. Upon request by Lessor, Lessee shall furnish Lessor a complete list of license numbers of all vehicles operated by Lessee and the above listed persons. Lessor may charge reasonable parking fees for such vehicles not parked in the designated areas.


                                    Page 34
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Lessor's prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading or unloading. Service and delivery vehicles may be parked in loading zones only when necessary.


                                    Page 35
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                     EXHIBIT F-2

                              OFFICE BUILDING RULES
                     (See paragraphs 9.2 and 23.1 of Lease)

It is the desire of Lessor to maintain in the building the highest standard of dignity and good taste consistent with comfort and convenience for all tenants. Any action or condition not meeting this high standard should be reported directly to the building manager. Cooperation by all tenants will be sincerely appreciated. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Pursuant to paragraph 23.1 of the lease, Lessor reserves the right to rescind these rules, make reasonable modification thereto, and make other reasonable rules and regulations for the safety, care, and cleanliness of the building and for the preservation of good order.

1. DELIVERIES AND MOVEMENT OF FURNITURE. Movement into or out of the building of furniture, equipment shall be restricted to hours, stairways, and elevators designated by Lessor. Unless Lessor notifies Lessee otherwise, only the freight elevator may be used for such purposes, and such elevator may be used only during regular business hours without prior approval of Lessor. All such movement and delivery shall be under the supervision of the building manager and carried out in a manner agreed between Lessee and the building manager, by pre-arrangement. Pre-arrangement shall include time, method, routing, and any limitations imposed for reasons of safety or non disturbance of others. The hold harmless and indemnification provisions of paragraph 12.2 shall apply to the foregoing. Lessor may require that movement of furniture or equipment which interferes with normal building traffic shall be made at hours other than normal business hours.

2. OBSTRUCTION OF PASSAGEWAYS. None of the passageways, outside entries, exterior doors, elevators, hallways, or stairways shall be locked or obstructed. No rubbish, trash, litter, or materials of any nature may be emptied or thrown into these areas. These areas may be used only for ingress and egress.

3. DOORS AND DOOR LOCKS. When Lessee's corridor doors are not in use, Lessee shall use its best efforts to keep them closed on all floors where Lessee is a partial tenant on the floor. No additional locks shall be placed on any doors in Lessee's office space without written consent of Lessor. Lessee shall not change, alter, or replace locks provided by Lessor on doors in the building, except with written permission of the building manager. All necessary keys shall be furnished by Lessor, and Lessor shall be entitled to have a key for every door in Lessee's office space. Lessee shall surrender all keys upon termination of Lessee's right of occupancy; and at such time, Lessee shall give Lessor the combination to all vaults or combination locks remaining in


                                    Page 36
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

Lessee's office space after surrender by Lessee.

4. SAFES. Safes and other heavy articles shall be carried onto the leased premises only at such times and in such manner as prescribed by Lessor. Lessor shall have the right to specify weight limitations and positioning of safes or other heavy articles. Any damage done to the building by installation, presence, or removal of a safe or other article owned or controlled by Lessee on the leased premises, shall be paid for by Lessee.

5. REMOVAL OF FURNITURE Removal of furniture or equipment from Lessee's office space shall require presentation of written authorization by an authorized representative of Lessor. Security guards, watchmen, janitors, and other building employees will have the right to challenge all persons leaving the building with such items.

6. INSTALLATION AND REPAIR WORK. Lessee shall refer all contractors, contractors' representatives, and installation technicians who render any service on or to Lessee's office space, to the building manager for approval and supervision before performance of any service. This provision shall apply to all work performed in the building, including installation of telephones, electrical lines, and other electrical devices where such installation affects the floors, walls, woodwork, trim, windows, ceilings, mechanical equipment, or any other part of the building. If Lessee desires telephone or other electronic connections, Lessee shall notify Lessor; and Lessor shall then direct installation servicemen as to where and how wires may be introduced. Without such directions, no such installations shall be permitted.

7. HAZARDOUS MATERIALS. Lessee shall not place or install, on the leased premises or any part of the building, any explosive, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous materials without written consent of the building manager. Lessee shall not operate electric space heaters, stoves, engines, or other equipment not typical of an office building without written consent of the building manager.

8. ENTRY BY LESSOR. Lessor shall have the right to enter for the purposes set forth in paragraph 9.1 of the lease at all times.

9. PLUMBING. Plumbing fixtures and appliances shall be used only for the purposes for which they were constructed. No sweeping, rubbish, rags, or other unsuitable materials may be thrown or placed in plumbing fixtures or appliances. The cost of any stoppage or damage resulting from negligence or improper use of these fixtures and appliances by Lessee or Lessee's agents, employees, family, invitees, licensees, or visitors shall be paid for by the Lessee.


                                    Page 37
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

10. WINDOWS. Lessee shall not allow windows within Lessee's office space to be opened at any time, except in emergencies. Nothing shall be thrown out of the windows of the building or down the stairwells or other passages. Lessor reserves the right to cause any or all windows of the building to be locked, sealed, closed, or otherwise made inoperable, or to install permanent or temporary screens thereon, and to include the cost thereof with the operating expenses of the building.

11. THEFT AND DAMAGES. Lessor shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from Lessee's office space or from the public areas of the building, regardless of whether such loss occurs when the area is locked against entry. Lessor will not be liable to Lessee, or Lessee's employees, customers, or invitees for any damages or losses to persons or property caused by other Lessees in the building or for damages or losses caused by theft, burglary, assault, vandalism, or other crimes. Owner shall not be liable for personal injury or loss of Lessee's property from fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosions, or interruption of utilities unless such injury or damage is caused by negligence of Lessor. Lessor strongly recommends that Lessee secure Lessee's own insurance to protect against the above occurrences.

12. ANIMALS. No birds, fowl, or animals (except guide dogs for handicapped persons) shall be brought into or kept in or about the building or common areas.

13. BICYCLES AND OTHER VEHICLES. No bicycles, motorcycles, or similar vehicles shall be allowed in the building. No trailers or large trucks may be parked in the building parking areas except for temporary loading or unloading.

14. RESIDENTIAL USE. No sleeping, cooking, clothes cleaning, or laundering is permitted on the leased premises without written consent of Lessor.

15. INTOXICATION. Lessor reserves the right to exclude or expel from the building any person who in the reasonable judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any rules of the building.

16. DISTURBANCES. Lessee shall not obstruct, disturb, or interfere with the rights of other Lessees or occupants or in any way injure or annoy them. Lessee shall not make any noises by any means which, in the reasonable judgment of Lessor, are likely to disturb other Lessees or occupants of the building.


                                    Page 38
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

17. COMPLIANCE WITH SAFETY AND SANITATION LAWS. Lessee shall comply with all laws relating to fire, safety, and sanitation, and shall comply with any requirements of Lessor's insurance company with respect to fire prevention, safety standards, and sanitation.

18. CLEANING. Lessee shall not employ any person or persons without written consent of Lessor, for the purpose of cleaning or maintaining of the leased premises. Lessee shall cooperate with Lessor's employees, agents, and cleaning personnel in keeping Lessee's premises neat and clean. Any special cleaning requested by Lessee and performed by Lessor or Lessor's employees, agents, or contractors shall be paid for by Lessee.

19. SOLICITING. Canvassing, soliciting, or peddling in the building is prohibited without written permission of Lessor, and Lessee shall cooperate to prevent same.

20. SIGNS. No signs, fixtures, or notices of any kind may be displayed except by written consent of Lessor. All signs shall conform to the requirements of paragraph 28.1 of the lease.

21. NOTICE OF PERSONAL INJURIES OR UTILITY OR MECHANICAL PROBLEMS. Lessee shall give prompt notice to the building manager, to the best of Lessee's knowledge, of any significant accidents involving injury to persons or property, including plumbing, electrical, heating, air conditioning, stairwell, corridor, and elevator problems and/or personal injury and property damage caused thereby.

22. REQUESTS BY LESSEE. Except in emergencies, requests by Lessee shall be attended to only after written request by Lessee to the building management. Lessor's employees are not allowed to perform or do anything outside their regular duties unless pursuant to special orders from Lessor. Lessee may not contract with Lessor's employees for the performance of paid or free services to Lessee. If, at the request of Lessee, Lessor or Lessor's agents furnish services, goods, labor, or material to Lessee which are not required to be furnished by Lessor under this lease, Lessee shall pay for same upon delivery of a written statement therefor to Lessee.

23. BUILDING ACCESS. Anyone who does not reasonably satisfy a building security guard (if any) that he has a right to enter the building may be excluded by the guard. Lessor shall not be liable for damages for any good faith error with regard to admission or exclusion from the building of any person. In case of fire, destruction, invasion, mob, riot, or other commotion, Lessor reserves the right to prevent access to the building by closing the doors or otherwise.

24. REQUEST FOR EXTRA AIR CONDITIONING. Requests for heating or air conditioning before or after the hours of operation stated in paragraph 7.1 of the lease must be received at the management


                                    Page 39
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
office at least 24 hours in advance.

25. LEASE PROVISIONS REGARDING LESSEE'S CONDUCT. Lessee shall comply with all the provisions of paragraph 9.2 regarding parking and paragraph 10.1 regarding occupancy, nuisance, and hazards.

26. ELEVATORS. Lessor shall not be liable for damages from stoppage of elevators for repair, service, or improvements. Nor shall Lessor be liable for delays of any duration in connection with elevator repair, service, or improvements.


                                    Page 40
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT G

           This form is not to be executed at time of lease execution.

                              ESTOPPEL CERTIFICATE
                          (See paragraph 30.1 of Lease)

The purpose of this certificate is to confirm the current status of matters relating to the lease described below. It is for the benefit of the owner or prospective purchaser or mortgagee of the building in which the leased premises are located.

1. The undersigned is the Lessee under a lease between Glenn K. & Elsie K. Jackson, DBA: Echelon Buildings I & II, as Lessor, and Deja News, Inc., as Lessee, dated March 1, 1997 on leased premises locally known as the Echelon Buildings I & II and located at 9430 Research Blvd., in Austin, Texas. A copy of the fully executed lease and any amendments or modifications thereto are attached. There are no other modifications or amendments to the above described lease. The dates of any amendments or modifications are: (put "none" if inapplicable)__________________________.

2. There are no unfulfilled written or verbal promises, representations, or warranties by Lessor.

3. There are no subleases of the leased premises or any portions thereof.

4. The lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. Lessor is not in default. Lessee agrees to give notice of any Lessor default to any purchaser or lender making written requests to Lessee for same.

5. Except for rents (if any) which may be due under the lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Lessee to Lessor under the lease other than the following: _________
_________________________________.

6. The amount of security deposit currently posted by Lessee with Lessor is $___________ in the form of ( ) cash or ( ) an irrevocable, unconditional letter of credit issued by ______________________________ in favor of Lessor which is still valid.

7. Lessee acknowledges that the space being leased consists of _________________ rentable square feet according to the lease, that the improvements to be constructed by Lessor have been satisfactorily completed, that the lease space has been accepted by Lessee, that Lessee now occupies the lease space, and that the commencement date for the lease term was ______________.


                                    Page 41
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the lease) through the last day of the month in which this estoppel certificate has been executed.

9. There are no known offsets or credits against rentals except as expressly provided by the terms of the lease. There is no known right of rescission and no known defense to Lessee's future obligations to pay the specified rentals at the times and in accordance with the lease terms. Lessee has not received any concession (rental or otherwise) or similar compensation not expressed in the lease which is presently in effect.

10. Lessee has no options or rights of refusal regarding the leased premises or additional rental space other than as set out in the lease.

11. Lessee has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

12. Lessee agrees to furnish Lessor with estoppel letters on this form within 10 days (stating the then-current facts) after written request by Lessor or subsequent owners of the building.

13. Lessee acknowledges that, upon 10 days' prior written request of Lessor's mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Lessee shall attorn to the mortgage or foreclosure purchaser by recognizing such new owner as Lessor under the lease provided that such purchaser shall recognize the rights of tenant under the lease as long as tenant is not in default. The agreement of Lessee to attorn shall survive any foreclosure sale or deed in lieu of foreclosure. Lessee shall, upon 10 days' written notice from Lessor's mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to Lessor's mortgagee all instruments and certificates


                                    Page 42
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------
that in the reasonable judgment of Lessor's mortgagee may be necessary or proper to confirm such attornment.

14. Lessee acknowledges that this estoppel certificate and the statements therein may be conclusively relied upon by Lessor and by any prospective purchaser or lien holder of the leased premises.

15. The form of this estoppel certificate may vary, depending on lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable requests by lenders or purchasers.

16. This agreement shall be binding upon and shall inure to the benefit of the Lessor, any present or future mortgagee, any prospective buyer or master Lessee of the property, and their successors and assigns.

Dated this _______________________day of _________________, 19__.

                                           LESSEE:
                                           Deja News, Inc.


                                           -------------------------------------
                                           By:


                                    Page 43
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT I

                      CERTIFICATE OF CORPORATE RESOLUTION
                         AUTHORIZING LEASE OR GUARANTY
                    (See paragraphs 37.1 and 39.1 of Lease)

The undersigned, as secretary of the corporation named below, certifies that by unanimous written consent of the board of directors of the corporation, on the 2nd day of January, 1997, the following resolutions were unanimously adopted and are still in force and effect:

RESOLVED that the president or the vice president of the corporation shall be authorized to execute a lease for office space on behalf of the corporation and/or to guarantee performance of a lease for office space, described below:

Date of lease:    March 1, 1997
Lessor:           Glenn K. & Elsie K. Jackson,
DBA:              Echelon Buildings I & II
Lessee:           Deja News, Inc.
Guarantor:        N/A
Building name:    Echelon Buildings I & II
Suite No.:        350
Building address: 9430 Research Blvd.
City/County/State/Zip:  Austin, Travis, Texas, 78759
Legal description of property:     The Echelon, Lot 4, Less
                                   E.336ACR, Travis County, Texas.

RESOLVED FURTHER, that the president or vice president is authorized on behalf of the Corporation to execute and deliver to the Lessor all instruments reasonably necessary for the lease. Lessor is entitled to rely upon the above resolutions until the board of directors of the corporation revokes or alters same in written form, certified by the secretary of the corporation, and delivers same, certified mail, return receipt requested, to the Lessor. The corporation is duly organized and is in good standing under the laws of the State of Texas. The undersigned further certifies that by unanimous written consent as described above, the names and respective titles of the officers of the corporation were as follows:

            President: Steven G. Madere
            Vice President & Treasurer: Monica M. Flores
            Vice President & Secretary: Glenn L. Madere

WITNESS MY HAND this 2nd day of January, 1997

                                        Deja News, Inc.

                                        /s/ Glenn L. Madere
                                        -------------------------------------
                                        Signature of secretary of corporation
                                        Glenn L. Madere


                                    Page 44
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT J

                               SPECIAL CONDITIONS
                         (See paragraph 37.2 of Lease)

The following special conditions shall apply to this lease and shall prevail on any other provisions to the contrary.

FINANCIAL STATEMENTS. Prior to execution of this lease and thereafter from time to time, but in no event more than twice in any calendar year, Lessee shall, upon written request, furnish to Lessor a financial statement of Lessee's condition in a reasonably satisfactory form. All financial statements shall be originally signed and dated by Lessee or Lessee's agent.

MANDATORY MEDIATION. Prior to the initiation or commencement of any legal proceedings based upon, or any "self help" remedies for, any alleged breach of this lease by either Lessee or Lessor which is disputed by the other party, both Lessee and Lessor hereby agree to submit the dispute to non-binding mediation before a mutually agreeable mediator generally in accordance with the provisions of Chapter 154 of the Texas Civil Practice and Remedies Code. In the event that the parties cannot agree upon a mediator, after a reasonable period of time, the parties agree to request the appointment of a qualified mediator by the duly qualified and acting Judge of the 126th District Court of Travis County, Texas. Unless otherwise agreed by the parties, the mediation provided for hereunder shall be conducted within thirty (30) days after the delivery by either Lessor or Lessee to the other party by a written request or demand therefore.

EARLY TERMINATION. Lessee shall have the option to terminate this Lease by giving Lessor sixty (60) days written notice, at any time after the second anniversary of the commencement date, during the initial lease term, along with payment of termination penalty and unamortized costs set out below.

TERMINATION PENALTY/UNAMORTIZED COSTS RECAPTURE. Lessor shall amortize finish work, as described in Exhibit E, and commissions over a sixty (60) month term at 9% interest. Lessee shall reimburse Lessor for any unamortized finish work and commissions if Lessee elects to exercise aforementioned early move out provision. In addition Lessee shall pay Lessor a termination penalty in the amount of four (4) months rent if exercised prior to the expiration of forty eight (48) months of the lease term, and two (2) months rent if exercised after the expiration of forty eight (48) months of the lease term.


                                    Page 45
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

DEFAULT BY LESSEE. Notwithstanding paragraph 19.1 or other provisions of this
Lease: (1) Lessee shall be entitled to ten (10) days written notice of default and opportunity to cure prior to exercise of Lessor's rights to (a) change door locks, (b) terminate utilities, or (c) accelerate rent; (2) total damages payable by Lessee in the event of default (other than as late payment penalty under paragraph 3.2, reasonable attorneys fees and out-of-pocket expenses under paragraph 21.1, or interest under paragraph 21.1) will not exceed the remaining rent due under this Lease; (3) any obligation of Lessee to pay rent upon or following eviction or voluntary vacation of the Leased Premises is subject to a credit for rentals received or to be received by Lessor through reletting of the Leased Premises and allocable to the remainder of the Lease term, after deducting from such rentals reasonable reletting expenses of Lessor (including real estate commissions, attorney's fees, and all other expenses in connection with reletting) to the extent such expenses are allocable to the Leased Premises and to the remainder of the Lease term and are not otherwise included in damages payable by Lessee.

EXPENSE STOP. For purposes of paragraph (a) of Exhibit C the expense stop applicable to Lessee equals 1997 building operating expenses per rentable square foot times Lessee's rentable area.

EXCLUDED LANGUAGE. Lined-through language in this Lease is excluded.


                                    Page 46
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                     EXHIBIT L-1

                                   KVA, Inc.

                         Standard Commission Agreement

This document will confirm the agreement between KVA, Inc. ("Agent") and Glenn
K. & Elsie K. Jackson ("LESSOR) that in the event a lease is consummated between LESSOR and Deja News, Inc. ("LESSEE"), at the Echelon Buildings I & II located at 9430 Research Blvd., Austin, Texas, LESSOR shall pay to KVA, Inc. in consideration for brokerage services rendered, a brokerage commission calculated in accordance with the terms below:

1) Amount: LESSOR agrees to pay Agent a cash commission equal to two percent (2%) of the monthly rental payable to LESSOR during the term of the lease, including renewals, extensions and/or expansions for additional space. Agent agrees to assist LESSOR in expansions and/or renewals where LESSOR deems necessary.

2) Time of Payment: Commission shall be payable monthly in cash to agent beginning the commencement of the term under the lease. All commissions due under renewals, extensions, and/or expansions shall be due and payable monthly in cash on the efective date of the renewal, extension and/or expansion agreement.

3) Computation of Rental: Commission due Agent shall be based on the monthly rental set forth in the lease between LESSOR and LESSEE including payments made to LESSOR from LESSEE for parking charges set forth in the lease.

4) Assignment/Sale of Property: If LESSOR assigns, sells or otherwise transfers the lease on property for which commissions are payable, LESSOR shall remain liable for commissions due Agent as stated above unless LESSOR obtains a written recordable agreement under which the assignee, purchaser or grantee of the property agrees to assume payment to Agent for commissions stated above on the same terms as provided in this schedule or balance of commission due is paid at the time of transfer. Agent is to be named in the lease as the Agent entitled to a commission and the obligation to pay and the right to receive any commissions stated above shall inure to the benefit of the respective heirs, successor and/or assigns of LESSOR or Broker.

      If the above accurately sets forth the agreement between LESSOR and Agent, sign and date below.

LESSOR:                              Agent:
                                     KVA, Inc.

/s/ Steven G. Madere                 /s/ Kevin Kimball
--------------------                 -------------------------------------------
      Signature                            Signature

Steven G. Madere                     Kevin Kimball
--------------------                 -------------------------------------------
      Printed Name                         Printed Name

12/12/96                             12/10/96
--------------------                 -------------------------------------------
      Date                                 Date

                                     Texas Broker #: 286962
                                     (KVA, Inc.)
                                     Federal Tax ID #: 74-2185396 (Incorporated)


                                    Page 47
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                     EXHIBIT L-2

                                    ATTACHED


                                    Page 48
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

   [Letterhead of The Prudential Owens Realty Commercial/Investment Service]

                       Commission Agreement/Office Lease

      This document will confirm the agreement between Prudential Owens Realty Commercial Investment Services (Agent) and Glenn K. and Elsie K. Jackson ("Landlord") that in the event a lease is consummated between Landlord and DEJA NEWS ("Tenant"), at Echelon Buildings I & II office buildings located at 9430 Research Blvd., Austin, Texas legal description is: The Echelon, Lot 4, less E.336ACR, Travis County, Texas, Austin, Texas: Landlord shall pay to Prudential Owens Realty Commercial/Investment Services in consideration for brokerage services rendered, a brokerage commission calculated in accordance with the terms below:

      1) Amount: Landlord agrees to pay Agent a cash commission equal to four percent (4%) of the aggregate rental payable to Landlord during the term of the lease, including renewals, extensions, and/or expansions for additional space. Agent agrees to assist Landlord in expansions and/or renewals where Landlord deems necessary.

      2) Time of Payment: Fifty percent (50%) of the commission shall be payable in cash to agent on the date the lease is signed and executed between Landlord and Tenant, and the balance of the commission shall be paid in cash to Agent on the earlier to occur
            (a) the first day that Tenant occupies all or any portion of the space covered by the lease, or (b) commencement of the term under the lease. All commissions due under renewals, extensions, and/or expansions shall be due and payable in cash on the date of execution of the renewal, extension and/or expansion agreement.

      3) Computation of Aggregate Rental: Commission due Agent shall be based on the aggregate rental set forth in the lease between Landlord and Tenant including payments made to Landlord from Tenant for parking charges set forth in the Lease.

      4) Assignment/Sale of Property: If Landlord assigns, sells or otherwise transfers the lease on property for which commissions are payable, Landlord shall remain liable for commissions due Agent as stated above unless Landlord obtains a written recordable agreement under which the assignee, purchaser or grantee of the property agrees to assume payment to Agent for commissions state above on the same terms as provided in this schedule. Agent is to be named in the lease as the Agent entitled to a commission and the obligation to pay and the right to receive any commissions state above shall inure to the benefit of the respective heirs, successors and/or assigns of Landlord or Broker.

If the above accurately sets for the agreement between Landlord and Agent, sign and date below.

LANDLORD:
Glenn K. and Elsie K. Jackson

Signature: /s/ Glenn K. Jackson/ Elsie K. Jackson
           --------------------------------------
Prinetd Name: Glenn K. Jackson/ Elsie K. Jackson
              -----------------------------------
Title: Owners
       ------------------------------------------
Date: 12/21/96
      -------------------------------------------

AGENT: Melissa E. Cooke, CPM, CCIM
The Prudential Owens Realty
Commercial/Investment Services

Signature: /s/ Melissa E. Cooke
           ------------------------
Title: Vice President
       ----------------------------
Date: 11/22/96
      -----------------------------

license #0378178

                                                                       EXHIBIT M

                                 RENEWAL OPTION

At the end of the original lease term, Lessee shall have the right to renew this lease for a period of 60 months provided that Lessee delivers to Lessor written notice of Lessee's intent to renew at least 90 days prior to the end of the lease term. However, Lessee shall not have such right of renewal if Lessee is in default as defined in paragraph 19.1 (a) either at the time of such notice of renewal or at the end of the lease term. The terms of this lease during such renewal term shall continue, except as follows:

      Rent to adjust to the then prevailing market rate for similar space or as mutually agreed upon.


                                    Page 49
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                                                       EXHIBIT N

                         LIMITED RIGHT OF FIRST REFUSAL

Lessee shall have a limited right to lease additional office space within the building according to the terms and conditions set forth below. If the space outlined on floor plan attached to this Exhibit (comprising of approximately 4,500 square feet of usable area in Suite 300 and 1,700 square feet of usable area in Suite 330 square feet of usable area) becomes available for lease during the original lease term or renewal term(s) of this lease, Lessor shall not enter into a lease of such space except upon compliance with the following procedures.

1. Notice to Lessee. The first time the foregoing space or portion thereof becomes available for lease, Lessor shall give written notice to Lessee of such fact 20 days before such space becomes available. Such notice shall set out the square footage, rental rate, location of the space and the date of availability.

2. Election by Lessee. Lessee shall then have a period of 5 working days after receipt of such notice from Lessor within which to give Lessor notice of Lessee's election to lease such additional space. If Lessee does not elect to lease such space within such time period, the right of first refusal granted herein shall terminate automatically and without further notice from Lessor.

3. Amendment to Lease. If Lessee elects to lease such space, Lessor shall submit a lease amendment to Lessee within 5 days after receiving Lessee's notice of such election. Lessee shall have 5 days after receipt of the amendment to execute and return same to Lessor. If the amendment is not executed and returned to Lessor within such time period, the right of first refusal granted herein shall terminate automatically and without further notice. The amendment shall only amend the particular lease paragraphs or provisions which are affected.

4. Terms of Lease Amendment. The rental rate for such additional space shall be at the prevailing building rental rate (established from time to time by Lessor) which is then being charged by Lessor to new tenants in the building for space of comparable size and location. The lease term for such additional space shall commence on the date such space is available for lease, and such term shall continue for the then unexpired current term of this lease, whether it be the original lease term or a renewal term. The lease terms and conditions for such additional space shall be the same as for the original lease space except for commencement date and rental rates.


                                    Page 50
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

5. Subject to Outstanding Commitments. The right of first refusal granted herein shall be subject to the renewal options, expansion options, and/or preferential rights to lease, if any, held by the then current Lessee, if any, of such additional space or portion thereof.

6. Termination Upon Default. The right of first refusal granted herein shall terminate automatically and without notice if Lessee is in default under paragraph 19.1 of this lease or if Lessee vacates the office space described in paragraph 1.1 of this lease prior to the exercise of the right of first refusal granted herein.

7. Part of Larger Space. If the space outlined on page 3 of this Exhibit is or becomes adjacent to other space becoming available for lease at the same time, then the larger space (including the space outlined on page 3 of this Exhibit) shall be considered the space subject to the limited right of first refusal for all purposes.


                                    Page 51
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

                                  [FLOOR PLAN]

THIRD FLOOR PLAN
ECHELON 2
9430 Research Boulevard
Austin, Texas 78759

================================================================================

                                     Agency

An agent is an individual or organization which represents the interest of another person. The State of Texas licenses real estate brokers and salespeople to represent clients in the sale or leasing of real property.

In real estate transactions, the Broker (usually a company) and the client establish an agency relationship. The client, either as buyer or seller, generally works with an agent associated with the Broker. To assure that clients may rely on agents placing client interests first, state and federal laws firmly define agent responsibilities.

Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents.

      o If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner's agent.

      o A broker who acts as a subagent represents the owner in cooperation with the listing broker.

      o     A broker who acts as a buyer's agent represents the buyer.

      o A broker may act as an intermediary between the parties if the parties consent in writing.

A broker can assist you in locating a property, preparing a contract or lease or obtaining financing without representing you. A broker is obligated by law to treat you honestly.

                      If the Broker Represents the Owner:

The broker becomes the owner's agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of subagency from the listing broker.

      o     A subagent may work in a different real estate office.

      o A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first.

      o The buyer should not tell the owner's agent anything the buyer would not want the owner to know because an owner's agent must disclose to the owner any material information known to the agent.

                       If the Broker Represents the Buyer:

The broker becomes the buyer's agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer's agent can assist the owner but does not represent the owner and must place the interest of the buyer first. The owner should not tell a buyer's agent anything the owner would not want the buyer to know because a buyer's agent must disclose to the buyer any material information known to the agent.

--------------------------------------------------------------------------------

================================================================================

                     If the Broker acts as an Intermediary:

A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with the Texas Real Estate License Act. A broker who acts as an intermediary in a transaction:

1)    shall treat all parties honestly.

2) shall not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by owner.

3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer.

4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by the Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property.

                           (Continued on back panel)

--------------------------------------------------------------------------------

================================================================================

                                  (Continued)

With the parties' consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under the Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party.

If you chose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker's obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions.

In those circumstances which dictate it, The Prudential Owens Realty will act as an Intermediary. If two sales associates from the company are involved (one with the Seller and a different one with the Buyer), The Prudential Owens Realty will appoint one sales associate to work with and offer opinions and advice to the Seller, and one sales associate to work with and offer opinions and advice to the Buyer. Both parties will be notified in writing of the appointments.

/s/ [ILLEGIBLE]                                                         12/21/96

Please acknowledge our receipt of this information for your Sales Associate's record.

/s/ [ILLEGIBLE]                                                         12-21-96

/s/ [ILLEGIBLE]                                                         12/21/96
--------------------------------------------------------------------------------
Name                                                                      Date
--------------------------------------------------------------------------------

                         For more information, contact

                       The Prudential [LOGO] Owens Realty

                                Central 483-600

                            West Lake Hills 328-1110

                              Round Rock 255-3727

                              Georgetown 869-0905

                              Relocation 478-6400

                           Toll Free # (800) 866-6125

                                   [GRAPHIC]
                                 EQUAL HOUSING
                                  OPPORTUNITY

SIGN
HERE

                             The Prudential [LOGO]
                                  Owens Realty

                         Rock solid in real estate.(sm)

                                What you should

                                   know about

                                  BUYER AGENCY

                                 SELLER AGENCY

                                  and a Broker

                                  acting as an

                                  INTERMEDIARY

The Prudential [LOGO]
  Owens Realty

      Rock solid in real estate.(sm)

                                   [GRAPHIC]

THIRD FLOOR PLAN
ECHELON 2
9430 Research Boulevard
Austin, Texas 78759

[ILLEGIBLE]                                                          [ILLEGIBLE]

                                   [GRAPHIC]

THIRD FLOOR PLAN
ECHELON 2
9430 Research Boulevard
Austin, Texas 78759

[ILLEGIBLE]                                                          [ILLEGIBLE]

                            SCHEDULE 2 TO EXHIBIT E

                          TENANT ESTOPPEL CERTIFICATE

To:   ______________________________________________________

      ______________________________________________________

      ALLSTATE INSURANCE COMPANY
      ------------------------------------------------------
      ("Lender")

            3075 Sanders Road, Suite G5C
            Northbrook, IL 60062-7127
            Attn: Commercial Mortgage Division Servicing Manager

Re:

      Lease Agreement dated March 1, 1997 and amended __________ ("Lease") between Glenn K. & Elsie K. Jackson as "Landlord," and Deja News, Inc., as "Tenant," guaranteed by _______ ("Guarantor") for leased premises known as Suite 150, 240, 300 & 350 Bldg, II
      (the "Premises") of the property        (suite or separate Tenant address)
      commonly known as 9430 Research Blvd., Austin, TX 78759 (the "Property").
                                            (address)

1. Tenant hereby certifies that the following representations with respect to the Lease are accurate and complete as of the date hereof:

      a.    Dates of all amendments, letter     3/4/97, 4/14/97, 8/13/97
            agreements, modifications and
            waivers related to the Lease        9/22/97

      b.    Commencement Date                   March 1, 1997

      c.    Expiration Date                     Ste. 150 - mo. to mo. Ste. 300 &
                                                350 - Ste. 240 - 9/30/99
                                                2/28/2002

      d.    Current Annual Base Rent            $19.00 per R.S.F.

                                                Adjustment Date   Rental Amount
                                                ---------------   -------------

      e.    Fixed or CPI Rent Increases         1999              $19.50
                                                2000              $20.00
                                                2001              $20.50

      f.    Square Footage of Premises          Ste. 150 - 1,414/RSF; Ste. 300 -
                                                4,432/RSF Ste. 240 - 3,210/RSF;
                                                Ste. 350 - 6,701/RSF

      g.    Security Deposit Paid to
            Landlord                            $20,661.42

      h.    Renewal Options                     1 Additional Terms for 60 months
            years at $ Market per year

      i.    Termination Options                 Termination Date March 1, 1999
                                                or later
                                                Fees Payable Unamortized costs
                                                and 4 mos. rent prior to 48 mos.
                                                into term 2 mos. rent after 48
                                                mos. into term.

2.    Tenant further certifies to Lender that:

      a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

      b. the Lease has not been assigned and the Premises have not been sublet by Tenant;

      c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

      d. Tenant is open for business or is operating its business at the Premises;

      e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

      f. Landlord has no obligation to segregate the security deposit or to pay interest thereon;

      g. Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;

      h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

      i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i).;

      j. Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

      k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property; and

      l. no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant.

      m. the Lease does not give the Tenant any operating exclusives for the Property.

3. This certification is made with the knowledge that Lender is about to provide Landlord with financing which shall be secured by a Deed of Trust (or Mortgage), Security Agreement and Assignment of Rents, Leases and Contracts ("Mortgage") upon the Property. Tenant acknowledges that Landlord's interest in the Lease is being duly assigned to Lender as security for Lender's loan to Landlord. All rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Lender or its successors and assigns. In the event that Lender succeeds to Landlord's interest under the Lease, Tenant agrees to attorn to Lender at Lender's request and Lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Lender and Lender's respective successors and assigns holding the Mortgage at any time after the date of this Certificate shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

                                        [TENANT]

                                        By: /s/ Nicki L. Macfarlane
                                            -----------------------
                                        Its: Director of Finance
                                             ----------------------

                                        Date: April 6, 1998

                                   EXHIBIT A
                               LEGAL DESCRIPTION

The Echelon, Lot 4, Less E.336ACR, Travis County, Texas.

Being an 8.31 tract of land out of the J.P. Wallace Survey No. 18 an conveyed by a Deed recorded in Volumes 7557, page 153; 7386, Page 218; 7384, Page 421; and 7619, Page 713 of the Deed Records of Travis County, Texas; said tracts also being a part of Lot 1 and all of Lot 2 of the J.O. Hamilton Estate Subdivision, Plat Book 4, Page 14, and also being all of Lots 1 and 2 of Mulholland's Subdivision, Plat Book 48, Page 9, said subdivision having been duly vacated by the City of Austin and recorded in Volume 7737, Pages 627 and 630, respectively, of the Deed Records of Travis County, Texas; and that F.A. Hildebrand, Jr., owner of 0.797 acres in the J.P. Wallace Survey No. 18 as conveyed by a Deed recorded in Volume 3773, Page 1116 of the Deed Records of Travis County, Texas; and that the Grace Covenant Church, a non-profit Association, working through Phil Mockford, Trustee, owners of 7.207 acres of land out of the J.P. Wallace Survey No. 18 as conveyed to it by deeds recorded in Volume 5761, Pages 1731 and 1734 of the Deed Records of Travis County, Texas, and having been subdivided said tracts, totaling 16.341 acres to land to be known as The Echelon, a subdivision, said building being located on tract of land containing 4.698 acres and being known as Lot 4.

3.3. SECURITY DEPOSIT. At the time of execution of this lease, Lessee shall deposit with Lessor $20,661.42 cash to secure performance of Lessee's obligations under this lease. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. Lessee shall immediately restore the security deposit to its original amount after any portion of it is applied to amounts due and unpaid by Lessee.

4.1. TERM, COMMENCEMENT, AND ANNIVERSARY. The initial lease term shall be for 60 full calendar months from commencement date, plus the remainder of the last month. The lease commencement date shall be the 1st day of March, 1996 or the date Lessee occupies [ILLEGIBLE]

--------------------------------------------------------------------------------
    DEJA NEWS, INC.                                                    1640
    5407B CLAY AVE.
   AUSTIN, TX 78756
                                               Dec. 17   1996
                                          ------------------------

Pay To
The Order Of           Echelon Buildings I & II                   $20,661.42
-----------------------------------------------------------  -------------------

  Twenty Thousand Six hundred Sixty one 42/100 Dollars
-----------------------------------------------------------
[LOGO OF TEXAS    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
COMMERCE BANK]    NORTHCROSS OFFICE                              0895
                  2711 WEST ANDERSON LANE
                  AUSTIN, TEXAS 78757

Memo    Deposit Echelon II                                                  MP
--------------------------------------  ----------------------------------------
11100  50  640  16900032029
--------------------------------------------------------------------------------

until Lessor delivers possession of the leased premises to Lessee. If there is a delay in delivery of possession, rent shall be abated until Lessee's office space is ready for occupancy; and neither Lessor nor Lessor's agents shall otherwise be liable for any damages; and the lease shall not terminate, subject to Exhibit E.

5.1. TENANT FINISH-OUT. Lessor shall provide building finish-out allowance of $10.00 per rentable square foot of leased premises. Terms and conditions shall be as set out in Exhibit E.

6.1. QUIET POSSESSION. If Lessee is current and in compliance with all of Lessee's obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of Lessee's office space, subject to the terms and conditions of this lease. Lessee shall have access to the common parking areas at all times, subject to the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the building comply with building rules. Otherwise, failure of other tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor.


                                     Page 3
Lessor /s/ [ILLEGIBLE]                                    Lessee /s/ [ILLEGIBLE]
       ---------------                                           ---------------

BUO125C-01                                                              03/08/97

                            CERTIFICATE OF OCCUPANCY

                          BUILDING PERMIT NO. 9700208
                     DEPARTMENT OF PLANNING AND DEVELOPMENT
                             CITY OF AUSTIN, TEXAS

SUBDV: THE ECHELON..............................            ZONING: LO

BLOCK:                                                      PLAT: 0910

LOT: 4

      THIS IS TO CERTIFY THAT, THE BUILDING OR STRUCTURE AT THE ADDRESS LISTED BELOW HAS BEEN INSPECTED FOR COMPLIANCE WITH THE REQUIREMENTS OF THE AUSTIN CITY CODE FOR THE GROUP AND DIVISION OF OCCUPANCY AND USE LISTED BELOW.

ADDRESS: 9430 2 RESEARCH BV 350 A

USE: REMODEL OFFICES
GROUP AND DIVISION:
LAND OWNER: GLEN JACKSON                  ADDRESS: _________________________

MAILING     RANSERVE, INC                       CONTRACTOR: RANSERVE, INC
ADDRESS:    P.O. BOX 201328                           ______________________
            AUSTIN TX 78720                           ______________________
                                                      ______________________

PLUMBER: _____________________________    NO. OF GAS METERS: ______________

REMARKS: ___________________________________________________________________

         ___________________________________________________________________

DATE: 970306      /s/ [ILLEGIBLE]         BY: /s/ ABS
                 -----------------            ------------------
                 BUILDING OFFICIAL

                                  PLEASE NOTICE

      "NEITHER THE ISSUANCE OF THIS CERTIFICATE NOR THE INSPECTIONS MADE SHALL LESSEN THE RESPONSIBILITY OR LIABILITY OF ANY PERSON, FIRM OR CORPORATION, OWNING, OPERATING. CONTROLLING OR INSTALLING ANY APPLIANCE OR MATERIAL UPON THE PREMISES, OR DOING ANY WORK WHATSOEVER ON SUCH PREMISES.

      THE CITY OF AUSTIN DOES NOT ASSUME ANY RESPONSIBILITY OR LIABILITY BY REASON OF THE INSPECTION, OR REINSPECTION OF THE PREMISES; OR THE ISSUANCE OF THIS "CERTIFICATE OF OCCUPANCY", BY REASON OF ANY APPROVAL OR DISAPPROVAL."

                            SCHEDULE 4 TO EXHIBIT E

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO;

[RETURN TO ALLSTATE'S OUTSIDE COUNSEL]
Robin R. Green
Akin, Gump, Strauss,  Hauer & Feld, LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4675

                          AGREEMENT OF SUBORDINATION.
                         NONDISTURBANCE AND ATTORNMENT

            THIS AGREEMENT is dated the 29th day of April, 1998, between ALLSTATE INSURANCE COMPANY ("Lender") and Deja News, Inc., a Texas Corporation ("Tenant").

                                   RECITALS:

            A. Tenant has executed that certain lease dated March 1, 1997 (the "Lease") with Glenn K. & Elsie K. Jackson, as lessor ("Landlord") covering the premises described in the Lease ("Premises") in that certain building located at 9430 Research Blvd., Austin, TX 78759 (the "Property") and more particularly described in Exhibit A attached hereto and made a part hereof, by this reference; and

            B. Lender has made or has agreed to make a mortgage loan to Landlord secured by a mortgage or deed of trust encumbering the Property which includes an assignment of Landlord's interest in the Lease (the "Mortgage"); and

            C. Tenant and Lender desire to confirm their understanding with respect to the Lease and the Mortgage.

            NOW, THEREFORE, in consideration of the covenants, terms, conditions, agreements contained herein, the parties hereto agree as follows:

1. The Lease and any extensions, modifications or renewals thereof, including but not limited to any option to purchase or right of first refusal to purchase the Property or any portion thereof, if any, is and shall continue to be subject and subordinate in all respects to the Mortgage and the lien created thereby, and to any advancements made thereunder and to any consolidations, extensions modifications or renewals thereof.

2. Tenant agrees to deliver to Lender, in the manner set forth in paragraph 7, a copy of any notice of default sent to Landlord by Tenant. If Landlord fails to cure such default within the time provided in the Lease, Lender shall have the right, but not the obligation to cure such default on behalf of Landlord within thirty (30) calendar days after the time provided for Landlord to cure such default in the Lease or within a reasonable period (Rider 2(i)) if such default cannot be cured within that time, provided Lender is proceeding with due diligence to cure such default. In such event Tenant shall not terminate the Lease (Rider 2(ii)) while such remedies are being diligently pursued by Lender. Further, Tenant shall not terminate the Lease on the basis of any default by Landlord which is incurable by Lender (such as, for example, the bankruptcy of Landlord or breach of any representation by Landlord), provided Lender is proceeding with due diligence to commence an action to appoint a receiver or to obtain the right to possession of the Property by foreclosure, deed in lieu of foreclosure, or otherwise ("Foreclosure") (Rider 2(iii)). Tenant hereby agrees that no action taken by Lender to enforce any rights under the Mortgage or related security documents, by reason of any default thereunder (including, without limitation, the appointment of a receiver, any Foreclosure or any demand for rent under any assignment of rents or leases) shall give rise to any right of Tenant to terminate the Lease nor shall such action invalidate or constitute a breach of any of the terms of the Lease. (Rider 2(iv)

3. So long as Tenant is not in default under the Lease, Tenant's possession and occupancy of the Premises shall not be disturbed by Lender during the term of the Lease or any extension thereof.

4. If Lender succeeds to the interest of Landlord under the Lease, subject to Tenant's performance of its obligations under the Lease, the Lease will continue in full force and effect. Thereupon, Lender shall recognize the Lease and Tenant's rights thereunder and Tenant shall make full and complete attornment to Lender as substitute Landlord upon the same terms, covenants and conditions as provided in the Lease, except for any option to purchase or right of first refusal to purchase the Property as may be provided in the Lease. Further, Tenant agrees that any such option or right of first refusal to purchase the Property or any portion thereof, as may be provided in the Lease shall not apply to and shall not in any way impair or delay any Foreclosure, as defined herein.

5. Tenant agrees that, if Lender shall succeed to the interest of Landlord under the Lease, Lender, its successors and assigns, shall not be:

            (a) liable for any prior act or omission of Landlord or any prior landlord or consequential damages arising therefrom; or

            (Rider 5)

            (d) bound by any material amendments or modifications of the Lease such as those affecting rent, term or permitted use made without Lender's prior written consent; or

6. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words, "Lender," "Landlord" and "Tenant" shall include their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns.

7. All notices, and all other communication with respect to this Agreement, shall be directed as follows: if to Lender, c/o Commercial Mortgage Division, 3075 Sanders Road, Suite G5C Northbrook, IL 60062-7127, Attention: Servicing Manager or such other address as Lender may designate in writing to Tenant and, if to Tenant, at the address set forth in the Lease or at such other address as Tenant may designate in writing to Lender. All notices shall be in writing and shall be (a) hand-delivered, (b) sent by United States express mail or by private overnight courier, or (c) served by certified mail postage prepaid, return receipt requested, to the appropriate address set forth above. Notices served as provided in (a) and (b) shall be deemed to be effective upon delivery. Any notice served by certified mail shall be deposited in the United States mail with postage thereon fully prepaid and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three business days after the date of mailing, whichever is earlier in time.

8. This Agreement contains the entire agreement between the parties and no modifications (Rider 8) shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

9. This Agreement may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LENDER:                                   TENANT:

                                          /s/ Nicki L. Macfarlane
------------------------------            ------------------------

By:                                       By: NICKI L. MACFARLANE
    --------------------------                --------------------
                                          Its: Director of Finance
                                              --------------------
By:
    --------------------------
    Its Authorized Signatories

                       RIDERS TO SCHEDULE 4 TO EXHIBIT E
                 AGREEMENT OF SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT REGARDING
                           DEJA NEWS LEASE AGREEMENT

Rider 2(i): "(not to exceed 60 days)"

Rider 2(ii): "during such 30-day period or other reasonable period (not to exceed 60 days) if such default cannot be cured in such 30-day period"

Rider 2(iii) "unless Tenant's rights would be materially prejudiced by any such delay"

Rider 2(iv): "unless Tenant's rights would be materially prejudiced by any failure to take such actions"

Rider 5: Section 5 (b), (c), and (e) is deleted

Rider 8: ", including any waiver of any rights,"

      By signing in the space below, each of the undersigned agrees that the foregoing Riders are incorporated in and made a part of Schedule 4 to Exhibit E of the Agreement of Subordination, Nondisturbance and Attornment to Allstate Insurance Company regarding Deja News' lease agreement dated April 29, 1998.

      IN WITNESS WHEREOF, each of the undersigned has caused this document to be executed as of April 29, 1998.

DEJA NEWS, INC.

By: /s/ Nicki L. Macfarlane
    --------------------------
    Name: Nicki L. Macfarlane
    Title: Director of Finance

LENDER:

By:
    --------------------------
    Name:
    Title:

STATE OF TEXAS    )
                  )SS:
COUNTY OF TRAVIS  )

            On April 29, 1998, before me, Terri Hopper, a Notary Public in and for the State of Texas, personally appeared Nicki L. Macfarlane, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the same in his or her authorized capacity and that, by his or her signature on the instrument, the person or the entity upon behalf of which he or she acted, executed the instrument.

            WITNESS my hand and official seal.

                                        /s/ Terri Hopper
                                        -----------------------------------
                                        Notary Public in and for said State

[NOTARIAL SEAL]

                                                   -----------------------------
                                                            TERRI HOPPER
                                                   Notary Public, State of Texas
                                       [SEAL]          My Commission Expires
                                                           FEB. 12, 2000
                                                   -----------------------------

State of Illinois )
                  )     ss.
County of Cook    )

            I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________ and _____________________________, authorized signatories for
_______________________________, a corporation, personally known to me to be the same persons who executed the within instrument, appeared before me on _____________, 19__, in person, and acknowledged that they executed the within instrument as their free and voluntary act, for the uses and purposes therein set forth.


                                        -----------------------------------
                                                      Notary Public

                                  AMENDMENT V

      Whereas Glenn K. & Elsie K. Jackson, subsequently assigned to 183 Echelon L.P., DBA: Echelon Buildings I & II (as Lessor) and Deja News, Inc. (as Lessee) entered into a lease dated March 1, 1997 along with prior amendments (referred to as the "Lease").

      Whereas 183 Echelon L.P. and Deja News, Inc. have agreed to further amend the Lease.

      Now, therefore, Lessor and Lessee agree as follows:

LEASED PREMISES. The leased Premises shall be increased by approximately 1,744 usable square feet and 2,023 rentable square feet that being Suite 330 (referred to as "Expansion Space") outlined and shaded in attached Exhibit A-1

BASE RENT. Effective July 10, 1998 the base rent shall be increased by $38,437.00 per calendar year, which amounts to $3,203.08 per calendar month. Such base rent is equivalent to $19.00 per square foot per year for Lessee's rentable area.

Except as otherwise provided for in this Amendment, all other terms and conditions of the Lease shall remain in full force and effect as originally set forth.

Executed by Lessee on Lessor on July 10, 1998, and by Lessor on July 10, 1998, to be effective on the first day written herein.

Lessor:                                   Lessee:
183 Echelon L.P.,                         Deja  News, Inc.

By: /s/ Glenn K. Jackson                  By: /s/ Guy Hoffman
    ----------------------------              ----------------------
Name:  Glenn K. Jackson                   Name:  Guy Hoffman
Title: President                          Title: President /CEO
       Jackson Investments, Inc.

                                  Exhibit A-1

                                   [GRAPHIC]

                                  AMENDMENT IV

      Whereas Glenn K. & Elsie K. Jackson DBA: Echelon Buildings I & II (as Lessor) and Deja News, Inc. (as Lessee) entered into a lease dated March 1, 1997 (referred to as the "Lease").

      Whereas Glenn K. and Elsie Jackson and Deja News, Inc. have agreed to amend the Lease.

      Now, therefore, Lessor and Lessee agree as follows:

LEASED PREMISES. The leased Premises shall be increased by approximately 3,821 usable square feet and 4,432 rentable square feet that being Suite 300 (referred to as "Expansion Space") outlined and shaded in attached Exhibit A-1.

BASE RENT. Effective October 1, 1997 the base rent shall be increased by $81,992.00 per calendar year, which amounts to $6,832.67 per calendar month. Such base rent is equivalent to $18.50 per square foot per year for Lessee's rentable area.

CONSTRUCTION BY LESSOR. Lessor shall provide an allowance of $5.00 per square foot of rentable area of the abovementioned additional space. All construction work will be scheduled through and coordinated by KVA, Inc. or it's authorized representatives. Any damage caused by Lessee's employees or subcontractors under the direction of Lessee will be deducted from the finish work allowance All other terms and conditions of construction shall be as stated in attached Amendment Exhibit E-I.

ADDITIONAL FINISH-OUT. Notwithstanding Exhibit E-I of the Lease, Lessee at Lessee's option may amortize finish-out, over and above the allowance provided, at 8% annual interest rate with minimum payments of $500.00 per month until paid in full.

Except as otherwise provided for in this Amendment, all other terms and conditions of the Lease shall remain in full force and effect as originally set forth.

Executed by Lessee on September 22, 1997, and by Lessor on October 2, 1997, to be effective on the first day written herein.

Lessor:                                   Lessee:
Glenn K. and Elsie K. Jackson             Deja  News, Inc.

By: /s/ Glenn K. Jackson                  By: /s/ Steven G. Madere
    ----------------------------              ----------------------
Name:  Glenn K. Jackson                   Name:  Steven G. Madere
Title: Owner                              Title: President

By: /s/ Elsie K. Jackson
    ----------------------------
Name:  Elsie K. Jackson
Title: Owner

                                                                     EXHIBIT E-1

                             CONSTRUCTION BY LESSOR

1. PLANS FOR LESSEE'S OFFICE SPACE. Final plans and specifications for Lessee's office space are attached to this Amendment IV.

Such plans shall be prepared by Lessor's architect and associated cost shall be included in finish-out allowance.

2. CHANGE ORDERS. Change orders are permitted if they are provided in a timely manner and are agreed to in writing. Lessor shall not be responsible for delays resulting unless the change order states otherwise.

                                  [ILLEGIBLE]

Exhibits D & I will be forwarded D. Acknowledgement of Lease (signed at move-in)

I. Corp. Resolution Glenn Madere will sign and return

Glenn & Elsie K. Jackson
12034 Riverside Dr.
N. Hollywood, CA 91607

4. ESTIMATED COMPLETION DATE. Lessor's estimated completion date for finishing Lessor's standard construction and any additional or non-standard finish work for Lessee shall be September 19, 1997. If construction pursuant to initial plans or change orders for Lessee's office space will cause delay in such estimated completion date and if Lessor and Lessee mutually note on such initial plans or change orders that same will cause a specified number of days of delay, the estimated completion date above shall be extended by such specified number of days. Also, in the event of such mutually agreed construction delay periods, Lessee shall pay additional rent which shall be prorated on a daily basis for such periods and payable when the leased premises are ready for occupancy by Lessee.

5. DELAY. If the leased premises are not ready for occupancy within 30 days following the above estimated completion date, Lessee may terminate this Amendment IV by written notice to Lessor prior to the date the leased premises are ready for occupancy by Lessee. In such event, neither party shall have any further liability or obligations under this Amendment IV; and Lessor shall refund to Lessee any prepaid amounts paid by Lessee in excess of the construction allowance. Otherwise, if the leased premises are not ready on or before such estimated completion date, then (a) Lessor shall not be deemed to be in default or liable in damages to Lessee, (b) rent shall begin when the leased premises are ready for occupancy, and (c) this Amendment IV shall not be further affected.

                                 AMENDMENT III

      Whereas Glenn K. & Elsie K. Jackson DBA: Echelon Buildings I & II (as Lessor) and Deja News, Inc. (as Lessee) entered into a lease dated March 1, 1997 (referred to as the "Lease").

      Whereas Glenn K. and Elsie Jackson and Deja News, Inc. have agreed to amend the Lease.

      Now, therefore, Lessor and Lessee agree as follows:

LEASED PREMISES. The leased Premises shall be increased by approximately 2,767 usable square feet and 3,210 rentable square feet that being Suite 240 (referred to as "Expansion Space") outlined and shaded in attached Exhibits A-1 and A-1a.

BASE RENT. Effective August 16, 1997 the base rent shall be increased by $59,385.00 per calendar year, which amounts to $4,948.75 per calendar month. Such base rent is equivalent to $18.50 per square foot per year for Lessee's rentable area. Effective date may vary subject to current Tenant vacating the Premises prior to or after such date. In the event effective date varies, the increased base rent shall be prorated accordingly. Should the current Tenant not vacate prior to August 30, 1997 Lessee, at Lessee's option, may terminate this Amendment III upon three (3) days written notice to Lessor.

TERM. The term for the Expansion Space shall end September 30, 1999. Lessee shall have the option to extend the term for the Expansion Space through the ending term stated in the Lease subject to conditions, other than term, set out in Exhibit M of the Lease.

Except as otherwise provided for in this Amendment, all other terms and conditions of the Lease shall remain in full force and effect as originally set forth.

Executed by Lessee on August 13, 1997, and by Lessor on August 18, 1997, to be effective on the first day written herein.

Lessor:                                   Lessee:

Glenn K. and Elsie K. Jackson             Deja  News, Inc.

By: /s/ Glenn K. Jackson                  By: /s/ Steven G. Madere
    ----------------------------              ----------------------
Name:  Glenn K. Jackson                   Name:  Steven G. Madere
Title: Owner                              Title: President

By: /s/ Elsie K. Jackson
    ----------------------------
Name:  Elsie K. Jackson
Title: Owner

                                  Exhibit A-1

                                   [GRAPHIC]

SECOND FLOOR PLAN
ECHELON 2
9430 Research Boulevard
Austin, Texas 78759

                                  Exhibit A-1a

                                   [GRAPHIC]

                                                                      ECHELON II
                                                                      SUITE 240
                                                                      "DEJA NEWS
                                                                      7/21/97

                                  AMENDMENT II

      Whereas Glenn K. & Elsie K. Jackson DBA: Echelon Buildings I & II (as Lessor) and Deja News, Inc. (as Lessee) entered into a lease dated March 1, 1997 (referred to as the "Lease").

      Whereas Glenn K. and Elsie Jackson and Deja News, Inc. have agreed to amend the Lease.

      Now, therefore, Lessor and Lessee agree as follows;

LEASED PREMISES. The leased Premises shall be increased by approximately 1,219 usable square feet and 1,414 rentable square feet that being Suite 150 (referred to as "Temporary Space") outlined and shaded in attached Exhibit A-1

BASE RENT. Effective May 1, 1997 the base rent shall be increased by $26,159.00 per calendar year, which amounts to $2,179.92 per calendar month. Such base rent is equivalent to $18.50 per square foot per year for Lessee's rentable area. The base rent is subject to adjustment as provided in paragraph 32.1 of the Lease. Commencing January 1, 1998 additional rent (representing Lessee's pro rata share of building operating expenses over the Base Year 1997 expense stop) shall be paid in accordance with paragraph 32.1 of the Lease. Building operating expenses up to such expense stop amount shall be paid by Lessor. Base rent is subject to the annual base rent increase referred to in paragraph 32.2 of the Lease.

TERM. The term for the Temporary Space shall be month to month.

Except as otherwise provided for in this Amendment, all other terms and conditions of the Lease shall remain in full force and effect as originally set forth.

Executed by Lessee on 4/14/97, 1997, and by Lessor on 4/20/97, 1997, to be effective on the first day written herein.

Lessor:                                   Lessee:

Glenn K. and Elsie K. Jackson             Deja  News, Inc.

By: /s/ Glenn K. Jackson                  By: /s/ Steven G. Madere
    ----------------------------              ----------------------
Name:  Glenn K. Jackson                   Name:  Steven G. Madere
Title: Owner                              Title: President

By: /s/ Elsie K. Jackson
    ----------------------------
Name:  Elsie K. Jackson
Title: Owner

                                                                     Exhibit A-1

                                   [GRAPHIC]

FIRST FLOOR PLAN
ECHELON 2
9430 Research Boulevard
Austin, Texas 78759